1999 Annual Report
Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

ROYCE PREMIER FUND

ROYCE MICRO-CAP FUND

PENNSYLVANIA MUTUAL FUND

ROYCE SELECT FUND

ROYCE TRUST & GIFTSHARES FUND

ROYCE TOTAL RETURN FUND

ROYCE LOW-PRICED STOCK FUND

ROYCE OPPORTUNITY FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies.
We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

The micro-cap segment (companies with market caps less than $300 million) provides many choices (more than 6,100 companies), yet faces significant trading difficulties, including limited trading volumes and high volatility. Therefore, we broadly diversify most of the Funds' portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $300 million and $1.5 billion) is more efficient, offering greater trading volume and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH

	Concentrated	Broadly Diversified

Small-Cap Companies	Royce Premier Fund

Small- and Micro-Cap Companies	Royce Trust & GiftShares Fund Royce Select Fund	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund

Micro-Cap Companies		Royce Micro-Cap Fund

CONCENTRATED FUNDS

Royce Premier Fund - a portfolio whose top 35 holdings, selected almost exclusively from the upper tier of small-cap, represent approximately 80% of the portfolio's equities.

Royce Trust & GiftShares Fund - a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

Royce Select Fund - a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

BROADLY DIVERSIFIED FUNDS

Royce Micro-Cap Fund - a portfolio that selects companies with market capitalizations below $300 million that meet its pricing and valuation parameters.

Pennsylvania Mutual Fund - our flagship fund managed by Chuck Royce since 1973 that invests in small- and micro-cap companies.

Royce Total Return Fund - a small- and micro-cap portfolio that invests in dividend-paying companies.

Royce Low-Priced Stock Fund - a portfolio that invests primarily in small- and micro-cap companies trading at less than $15 per share at the time of purchase.

Royce Opportunity Fund - a small- and micro-cap portfolio incorporating an opportunistic value approach, managed by Buzz Zaino.
THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company's current worth — what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price that we pay for a security must be substantially lower than our appraisal of its current worth.

[GRAPHIC: Looking through magnifying glass at The Royce Funds listing in newspaper]

Letter to Our Shareholders:
Better Late Than Never: Small-Caps Join the Party

Market Cycle Performance

Performance Highlights

Performance and Portfolio Review: Royce Premier Fund, Royce Micro-Cap Fund,
Pennsylvania Mutual Fund, Royce Select Fund, Royce Trust & GiftShares Fund,
Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund

Q & A Session with Chuck Royce, Whitney George and Jack Fockler

Updates and Notes: What's New at www.roycefunds.com and elsewhere at the firm

Schedules of Investments and Other Financial Statements

Postscript: This Just In

AVERAGE ANNUAL TOTAL RETURNS Through December 31, 1999
FUND	1-YEAR	3-YEAR	5-YEAR	FROM INCEPTION	INCEPTION DATE

Royce Premier Fund	11.5%	12.1%	14.4%	13.7%	12/31/91

Royce Micro-Cap Fund*	13.7	11.1	13.5	15.3	12/31/91

Pennsylvania Mutual Fund*	6.0	11.3	13.1	15.6	6/30/73

Royce Select Fund	35.4	n/a	n/a	40.3	11/18/98

Royce Trust & GiftShares Fund*	41.8	28.8	n/a	27.9	12/27/95

Royce Total Return Fund	1.6	9.6	15.9	13.9	12/15/93

Royce Low-Priced Stock Fund	29.8	16.7	19.0	16.1	12/15/93

Royce Opportunity Fund	32.3	18.8	n/a	20.0	11/19/96

Russell 2000	21.3	13.1	16.7

Pennsylvania Mutual Fund's 10-year average annual total return for the period ended 12/31/99 was 10.7%.

*Investment Class

LETTER TO OUR SHAREHOLDERS

[PHOTO]

Charles M. Royce, President

Over the last 20 years, falling interest rates have been the engine driving the stock market's record-breaking run, but the ride may soon slow down. As of December 31, 1999, the annual coupon yield on the long-term Treasury bond had declined 57% from its 1981 high of 15.2% to the current 6.5%. Short-term yields declined 70% from an annual rate high of 17.7% in 1981 to 5.3% currently. In order to match the magnitude of this drop, long-term rates would have to decline below 2.8% and short-term rates would have to fall below 1.6% — a possible, but unlikely scenario. Without this powerful backdrop, we think that the longevity of high stock market returns is questionable.

[GRAPHIC: The Royce Funds portfolio managers celebrating in Times Square]

Watching for Value at the Dot.Com Party

BETTER LATE THAN NEVER: SMALL-CAPS JOIN THE PARTY

It was only fitting that the stock market concluded the year with a fireworks display that would have made the pyrotechnists at the Eiffel Tower envious. The technology-laden Nasdaq Composite exploded with an 85.6% gain for 1999, the best single-year performance ever by a diversified domestic equity index. For an unprecedented fifth consecutive year, large-cap indices, the S&P 500 and Dow Jones Industrial Average, concluded 1999 with strong double-digit gains. Small-cap companies managed a fourth-quarter flurry of their own that enabled the Russell 2000 (+21.3%) to edge out the S&P 500 (+21.1%) in 1999 for the first time since 1993, news that risks being lost in the wake of the Nasdaq Composite's record-shattering year.

If all of this were not enough to convince you that the stock market succumbed to millennium madness, consider that, according to Lipper, Inc., the average technology fund rose 134.8% in 1999. Contributing to this unheard of ascent was a torrid IPO (initial public offering) market that produced first-day gains of 100% or more for 101 companies.

2 | The Royce Funds Annual Report 1999

If this were to continue, IPO would need to be relabeled "instant profit opportunity." To put 1999 into perspective, over the prior 207 years, or since investors began gathering at Wall Street's buttonwood tree in 1792, there had only been 42 IPOs with first-day gains of more than 100% (Source: The Wall Street Journal).

We can perhaps be indulged in a bit of hyperbole in saying that small-cap stocks, like the heroic warriors in Braveheart, refused to surrender to their large-cap counterparts. After five long years of underperformance, the Russell 2000 eked out its small edge versus the S&P 500 with better performance in the second and fourth quarters after a complete disconnect in the first quarter. Not on most investors' radar screens is the fact that 1999's calendar year results also reflected excellent small-cap performance from both the 10/8/98 Russell 2000 market trough (Russell 2000 +65.2% versus S&P 500 +55.6%) and the 1999 Russell 2000 low on 3/23/99 (Russell 2000 +33.1% versus S&P 500 +17.5%). Another little noticed, but compelling statistic is that, for the first time ever, the dividend yield of the Russell 2000 is greater than that of the S&P 500 and was so for all of 1999. Do we think that this is the start of something good for our asset class? "You betcha."
Growth handily trounced value in all capitalization classes. In 1999, the year was like the old country music song, in which growth investors got the goldmine and value investors got the shaft.

NEVER SURRENDER

Technology's dominance extended across all capitalization categories. The sector now accounts for approximately 29% of the stocks in the S&P 500. In 1999, 66% of the S&P 500's return was attributable to just 10 stocks, eight of which were technology issues. Approximately 93% of the Russell 2000's gain for the year resulted from stocks in the technology sector, and it is now the largest sector in the Russell 2000, up from third at the beginning of 1999. In spite of these impressive statistics, technology's impact was perhaps nowhere more evident than in the divergence between the growth and value investment styles. In all capitalization classes, growth stocks, typically those with high price/earnings and price/book ratios and high earnings growth rates, handily trounced value stocks, typically those with low P/E and P/B ratios and cyclical growth rates. In 1999, the year was like the old country music song, in which growth investors got the goldmine and value investors got the shaft.

3 | The Royce Funds Annual Report 1999

We looked at historical Russell 2000, Russell 2000 Value and Russell 2000 Growth index full market cycle returns to see if growth stocks had generally outperformed in up markets and value stocks in down markets over the last two decades. A full market cycle incorporates at least one up and one down phase and requires a move of at least 15% from the previous peak or trough.

Small-cap value outper-formed growth during five out of six down market periods. Surprisingly, value also outperformed growth in four out of six up market periods. So despite strong recent performance by growth stocks — on the verge of winning their first full-market cycle out of six full market cycle periods throughout the small-cap index's history (since 1979) — we believe that the long-term case for value remains compelling.
1999 SMALL-CAP VS. LARGE-CAP RESULTS BY QUARTER
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Russell 2000	-5.4%	15.6%	-6.3%	18.4%
S&P 500	5.0%	7.1%	-6.3%	14.9%

The divergence between growth and value in the small-cap sector was especially prominent. There was also substantial disparity within small-cap value. While performance spreads were consistent between growth and value in the Russell and the Wilshire small-cap style indices—growth outdistanced value—1999 returns in the value category were markedly different for each index. The Russell 2000 Value index lost 1.5% in 1999, yet the Wilshire Small-Cap Value index's return was even more miserable, down 15.6%. Since the Wilshire Small-Cap Value Index is made up of arguably higher-quality constituents than the Russell 2000 Value, as measured by lower debt-to-capital and higher return-on-assets and return-on-equity ratios, the travails suffered by small-cap value investors in 1999 are readily evident (Source: Prudential Securities).
Our most risk-averse portfolios (Pennsylvania Mutual Fund and Royce Total Return Fund) were underperformers, while our relatively more aggressive portfolios (Royce Select Fund, Royce Trust & GiftShares Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund) excelled in both an absolute and relative sense.

EXPECT THE UNEXPECTED

1999 was as confounding and at times difficult a year as we have seen for our investment universe and our style, with some Royce portfolios turning in excellent performances while others languished. Our most risk-averse portfolios (Pennsylvania Mutual Fund and Royce Total Return Fund) were

4 | The Royce Funds Annual Report 1999

underperformers, while our relatively more aggressive portfolios (Royce Select Fund, Royce Trust & GiftShares Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund) excelled in both an absolute and relative sense.

After performing atypically in 1999's first half (all but one Royce Fund portfolio underperformed the Russell 2000 during the first quarter downturn, and all but one portfolio outperformed the Russell 2000 during the dynamic second quarter), our Funds returned to their more historically normal performance patterns in the second half. During the difficult third quarter, in which the Russell 2000 and S&P 500 were each down 6.3%, all Royce Fund portfolios outperformed the indices. The Russell 2000 soared in the potent fourth quarter, up 18.4%, with only two Royce Fund portfolios (Royce Trust & GiftShares Fund and Royce Low-Priced Stock Fund) keeping pace.
1999 RESULTS FOR THE ROYCE FUNDS VS. RUSSELL 2000
RSF	RTG	RLP	ROF	Russell 2000	RPR	RMC	PMF	RTR
35.4%	41.8%	29.8%	32.3%	21.3%	11.5%	13.7%	6.0%	1.6%

Two of our concentrated portfolios (Royce Trust & GiftShares Fund and Royce Select Fund) and two of our broadly diversified portfolios (Royce Opportunity Fund and Royce Low-Priced Stock Fund) outperformed the Russell 2000 in 1999. However, the relative weighting of technology stocks seemed to be a primary factor in performance, as was the level of relative volatility. For a complete review and discussion of individual fund results and risk profiles, see pages 10 - 25.

5 | The Royce Funds Annual Report 1999

It comes as no surprise that technology, representing an average 15% of the index for the year, was the Russell 2000's best performing sector in 1999, surging 101%. Less well-known is the fact that the Utilities sector (7% of the index) was up more than 40%. Offsetting these strong performances was the poor return of the highest weighted sector in the index, Financial Services (22% of the index), which was down almost 6% for the year.

Among small-caps, performance was skewed across the P/E range in 1999. The best performance was turned in by the companies with no earnings, up more than 85%, while the quintile with the lowest P/E ratios (median P/E of 7.5x) had the worst performance, down more than 10%.

[GRAPHIC: The Royce Funds portfolio managers conducting research.]

Investors in a Speculators' Market

NEW MILLENNIUM CONJECTURE

Like most people, we have spent some time reflecting on what the future might bring. Perhaps it is an occupational hazard, but looking forward always involves some looking backward for us as well. Investors in general seem comfortable taking more risk in order to achieve higher returns. Within the small-cap universe in 1999, the market appeared to us to undervalue good financial characteristics and to overvalue hopes, dreams and potential earnings growth. As a result, many "higher-quality" small-cap stocks are still waiting for their chance to shine. We have many portfolio companies that are very attractive to us from an earnings and balance sheet standpoint, yet their stocks performed worse in 1999 than most momentum- driven stocks that are highly leveraged and that have no earnings history. "Go figure."

6 | The Royce Funds Annual Report 1999

Building long-term wealth is not simply a byproduct of a favorable market. It is produced by applying a consistent discipline over time, and recognizing that in order to provide excellent long-term, absolute and relative results, our portfolios are likely to underperform over some short-term periods.

What does it all mean for the future? Consider that, aside from technology, most stocks had an unspectacular year. Technology certainly led the market in terms of performance, but other sectors were generally unable to follow its lead. We think that this very narrow market environment could be followed by a return to "quality," a period where market performance will be driven less by momentum and more by business characteristics. While we recognize that technology is a very important factor in our economy, this offers no assurance that it must inevitably remain a market leader.

[PHOTO]

(l-r) Jack Fockler, Whitney George, Chuck Royce,
Charlie Dreifus, Buzz Zaino

TO THE INVESTOR GO THE SPOILS

As we evaluate 1999's performance and consider what 2000 may hold, it occurs to us that the traditional distinction between the terms "speculator" and "investor" is more relevant than ever. Speculators ("traders") are only concerned about a short-term change in price, whereas investors, ourselves included, are concerned about the long-term appreciation potential of an enterprise.

We think that the current environment of record-setting stock market returns is unlikely to continue. For the speculator, this is bad news; for the long-term investor, it is of less concern. Building long-term wealth is not simply a byproduct of a favorable market. It is produced by applying a consistent discipline over time, and recognizing that in order to provide excellent long-term, absolute and relative results, our portfolios are likely to underperform over some short-term periods.

In this period of extreme divergence between growth and value, we have no interest in exchanging our investment charter for that of the speculator. Current conditions seem ripe to us for a return to value, with the accompanying prospect of higher short-term returns for this style. Whatever the outcome in the near term, we believe that the individual companies in the Funds' portfolios offer substantial long-term performance opportunity.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce

President

/s/ W. Whitney George

W. Whitney George

Vice President

/s/ Jack E. Fockler, Jr.

Jack E. Fockler, Jr.

Vice President

January 31, 2000

PS We invite you to visit our Website at www.roycefunds.com for up-to-date information on our Funds and our company. Your questions and comments are welcome.

7 | The Royce Funds Annual Report 1999

RECENT MARKET CYCLE RESULTS

ROYCE FUNDS VS. RUSSELL 2000

Performance measurement refers to the idea of comparing returns against a benchmark — exactly which benchmark and over what time periods are always the questions.

Although a number of style indices within the small-cap sector are now available, each incorporates different, in some cases substantially different, definitions of value. Since we select securities from the entire small-cap universe, not just the "value" portion of the sector, we believe that the broadly defined Russell 2000 is a better index with which to compare our investment results.

Traditional performance presentations revolve around fixed time periods (e.g., one- three- and five-year returns), rather than around market cycles, even though this method may not reveal the complete picture. In contrast, we believe that peak-to-peak, or full-market-cycle, analyses capture performance more completely because they include both up and down phases.

1996 - 1998 MARKET CYCLE VALUE OUTPERFORMED DURING UP AND DOWN PHASES RUSSELL 2000
12/31/95	1159.603
1162.624
1156.601
1140.408
1145.57
1145.449
1128.029
1111.876
1122.127
1120.153
1109.049
1107.92
1111.2
1116.188
1121.004
1128.004
1132.207
1139.877
1140.219
1142.593
1144.833
1150.935
1158.356
1165.696
1166.74
1169.7
1175.875
1173.69
1177.422
1180.124
1181.014
1175.809
1180.501
1179.413
1182.585
1172.482
1181.421
1195.307
1197.452
1195.876
1194.262
1195.828
1194.461
1191.851
1197.271
1202.014
1203.07
1204.361
1174.153
1184.779
1180.914
1190.357
1196.744
1196.662
1209.752
1210.76
1208.858
1210.754
1212.805
1206.464
1206.78
1210.164
1211.253
1218.774
1224.379
1227.424
1230.311
1233.121
1218.106
1224.703
1219.525
1214.059
1220.085
1228.701
1236.151
1233.843
1243.392
1247.458
1256.49
1265.592
1270.01
1275.966
1281.811
1283.638
1283.944
1291.24
1275.418
1278.645
1278.681
1274.141
1272.759
1281.629
1294.307
1306.699
1317.843
1320.232
1323.09
1329.682
1338.687
1338.138
1343.717
1343.203
1344.142
1333.428
1324.395
1329.072
1334.541
1332.674
1337.293
1340.949
1332.179
1323.251
1326.645
1325.662
1327.02
1318.861
1310.634
1306.081
1288.526
1281.818
1270.708
1274.661
1280.527
1272.021
1255.482
1263.249
1279.74
1283.506
1280.712
1272.785
1253.82
1243.206
1242.374
1228.879
1199.197
1195.733
1162.891
1145.612
1175.349
1193.101
1187.889
1173.641
1151.78
1136.955
1151.249
1162.099
1156.949
1158.847
1167.963
1180.945
1199.24
1200.64
1202.477
1211.201
1210.988
1210.656
1210.408
1204.363
1208.478
1212.143
1216.9
1218.588
1218.045
1217.235
1226.193
1227.572
1226.505
1234.903
1241.89
1238.14
1235.775
1233.726
1238.201
1227.45
1236.445
1242.231
1244.62
1246.654
1252.502
1262.163
1268.005
1267.576
1265.602
1264.635
1270.137
1265.371
1269.455
1273.365
1278.39
1280.535
1284.068
1280.169
1290.871
1287.316
1294.828
1293.253
1287.775
1283.46
1285.327
1290.117
1294.147
1294.497
1292.058
1291.638
1290.176
1283.92
1271.802
1271.999
1272.705
1272.518
1261.94
1254.658
1255.467
1264.278
1261.543
1262.015
1261.884
1271.902
1278.692
1279.884
1284.154
1285.712
1286.063
1290.386
1287.912
1285.733
1289.47
1291.806
1290.403
1300.884
1309.614
1306.495
1311.2
1316.372
1321.197
1330.573
1331.896
1335.526
1321.988
1340.7
1343.934
1330.835
1326.239
1318.032
1304.437
1303.2
1314.263
1325.795
1327.964
1323.308
1324.886
1331.869
1337.836
1341.042
12/31/96	1350.871
1337.442
1348.111
1349.883
1356.8
1357.012
1362.574
1364.306
1363.642
1369.936
1368.836
1368.095
1371.507
1376.957
1380.566
1381.867
1381.144
1372.291
1362.738
1366.281
1365.69
1373.533
1377.868
1378.765
1373.598
1363.249
1363.427
1367.937
1358.475
1353.502
1363.713
1374.126
1377.721
1381.114
1381.762
1372.072
1367.505
1367.717
1369.151
1358.576
1348.471
1344.459
1346.299
1351.537
1359.218
1358.945
1364.95
1371.038
1373.96
1361.544
1345.548
1349.089
1335.574
1326.616
1314.823
1316.807
1314.623
1306.176
1310.642
1317.212
1304.63
1281.019
1275.068
1263.703
1258.489
1275.08
1290.07
1293.949
1297.13
1291.183
1269.493
1267.2
1275.271
1273.443
1274.298
1279.171
1266.242
1265.575
1266.753
1266.985
1257.387
1258.496
1275.336
1284.59
1294.651
1325.735
1357.262
1354.682
1349.214
1348.739
1353.729
1362.497
1361.983
1365.771
1371.168
1369.053
1373.639
1379.73
1386.797
1392.128
1408.029
1412.027
1416.23
1418.683
1427.5
1437.833
1436.92
1434.827
1443.325
1451.511
1454.396
1452.422
1453.936
1461.433
1470.992
1471.57
1472.606
1472.739
1487.734
1477.176
1466.736
1476.186
1468.458
1465.398
1474.076
1488.676
1480.111
1481.944
1487.432
1487.589
1495.021
1491.934
1498.879
1510.508
1516.568
1526.035
1540.968
1533.34
1524.978
1516.09
1526.074
1531.531
1533.631
1535.139
1535.6
1540.135
1553.818
1557.948
1556.93
1562.434
1572.399
1581.395
1579.305
1557.031
1551.361
1546.984
1548.264
1549.197
1536.917
1537.317
1556.6
1576.105
1568.427
1563.781
1572.506
1573.457
1583.25
1586.463
1593.595
1610.864
1613.644
1616.899
1629.532
1640.77
1647.379
1644.381
1641.087
1657.039
1657.422
1676.58
1680.282
1681.708
1684.324
1691.271
1693.078
1689.788
1687.285
1691.458
1700.297
1710.237
1713.145
1721.595
1731.706
1739.655
1747.309
1747.066
1750.424
1752.335
1752.991
1748.446
1744.85
1724.248
1694.428
1711.662
1730.867
1728.651
1695.065
1688.659
1585.402
1621.245
1640.59
1617.468
1635.109
1664.007
1668.803
1678.415
1671.26
1642.61
1643.37
1636.002
1598.892
1598.725
1617.61
1644.834
1631.855
1626.687
1645.486
1642.988
1616.311
1612.9
1617.841
1624.533
1640.433
1634.025
1639.133
1643.103
1654.941
1669.946
1655.577
1635.561
1605.393
1597.837
1590.795
1607.708
1611.796
1589.217
1587.864
1598.846
1595.724
1591.767
1591.767
1593.304
1613.496
1641.127
12/31/97	1652.967
1650.89
1652.774
1637.92
1625.711
1610.42
1562.528
1554.605
1583.383
1596.587
1596.181
1613.395
1632.364
1626.643
1612.877
1607.337
1592.873
1598.612
1621.285
1634.18
1626.88
1626.88
1643.096
1655.527
1671.205
1679.615
1685.211
1692.072
1706.844
1710.29
1711.828
1719.062
1714.224
1720
1718.431
1717.632
1726.222
1718.762
1734.645
1746.328
1747.177
1747.177
1745.856
1749.482
1748.272
1728.208
1754.047
1744.109
1757.106
1766.758
1769.339
1773.154
1784.309
1781.649
1786.294
1794.504
1794.482
1793.574
1802.396
1805.059
1807.904
1805.838
1802.67
1819.235
1835.398
1840.737
1838.415
1823.739
1798.908
1799.583
1817.398
1815.564
1835.505
1844.482
1834.125
1844.132
1850.563
1860.459
1998 - CURRENT PERIOD GROWTH LEADS ON STRENGTH OF TROUGH-TO-PEAK PERFORMANCE
1859.628
1836.363
1818.711
1774.536
1789.677
1806.655
1829.301
1837.264
1839.102
1825.168
1816.631
1804.028
1817.294
1807.556
1804.465
1809.626
1802.198
1790.393
1771.896
1784.229
1775.434
1770.503
1754.703
1724.95
1706.786
1728.138
1730.781
1730.781
1710.284
1705.111
1703.02
1712.916
1722.445
1730.281
1731.472
1710.392
1684.958
1675.221
1646.059
1663.141
1684.932
1668.182
1663.077
1675.152
1696.925
1712.623
1707.728
1708.623
1721.424
1734.422
1743.948
1738.191
1744.878
1741.363
1744.743
1744.953
1739.033
1740.422
1742.84
1752.73
1759.182
1754.427
1753.009
1731.563
1711.585
1679.046
1664.64
1644.019
1622.534
1617.455
1630.373
1594.014
1569.596
1525.135
1514.037
1544.202
1579.146
1563.278
1521.334
1551.898
1534.041
1529.829
1534.245
1562.036
1541.509
1526.193
1503.303
1495.838
1480.806
1445.479
1390.822
1362.452
1284.489
1323.101
1340.447
1316.01
1318.99
1375.82
1340.66
1311.34
1344.41
1360.3
1360.31
1369.16
1351.71
1381.9
1379.53
1400.93
1430.76
1408.84
1404.28
1401.37
1392.94
1385.01
1333.74
1332.96
1283.67
1267.3
1228.06
1182.12
1212.87
1240.47
1220.79
1238.52
1276.25
1307.29
1343.65
1365.82
1372.15
1396.73
1399.05
1417.91
1415.59
1415.7
1427.11
1441.5
1474.05
1476.82
1497.62
1512.24
1525.61
1518.27
1512.58
1499.84
1495.14
1484.5
1488.79
1484.89
1494.93
1503.52
1503.56
1518.03
1512.32
1522.78
1533.1
1517.02
1520.78
1516.23
1506.76
1519.62
1530.56
1531.76
1533.85
1512.93
1508.68
1480.27
1486.51
1487.72
1502.83
1516.74
1533.13
1526.94
1544.39
1547.37
1557.5
1566.37
1572.46
12/31/98	1610.89
1608.42
1611.66
1633.44
1634.18
1647.22
1655.07
1633.09
1623.33
1604.99
1631.12
1646.37
1645.19
1620.08
1613.99
1612.46
1624.7
1608.74
1619.79
1632.3
1628.06
1611.58
1619.25
1596.81
1577.85
1572.32
1540.91
1521.67
1552.96
1523
1515.92
1489.92
1495.64
1500.41
1521.29
1525.75
1511.29
1501.88
1500.09
1508.22
1508.39
1499.15
1507.16
1522.3
1530.07
1527.2
1534.79
1534.87
1524.7
1534.14
1527.73
1525.04
1529.38
1517.99
1504.94
1467.54
1471.84
1504.67
1508.39
1531.36
1527.79
1523.51
1527.77
1541.32
1536.69
1524.19
1532.42
1555.26
1580.02
1599.1
1599.86
1601.07
1616.05
1581.03
1592.32
1635.23
1643.81
1655.08
1667.52
1668.29
1662.38
1660.36
1660.03
1661.84
1659.23
1665.8
1662.43
1672.95
1695.14
1714.15
1723.74
1730.09
1700.62
1693.68
1698.18
1712.5
1719.71
1723.86
1690.41
1667.62
1671.33
1661.98
1684.28
1679.58
1676.97
1674.13
1698.51
1715.91
1704.74
1709.78
1698.47
1682.5
1657.65
1666.76
1694.98
1703.44
1709.87
1726.72
1718.67
1717.72
1702.94
1702.84
1724.42
1745.64
1760.44
1760.44
1747.77
1755.72
1755.86
1741.2
1749.25
1761.78
1766.84
1762.33
1775.38
1792.03
1789.91
1775.07
1745.02
1749.23
1737.21
1725.32
1704.28
1718.19
1718.8
1699.82
1712.14
1703.89
1679.62
1654.3
1654.51
1648.16
1639.98
1628.23
1649.2
1651.59
1671.7
1671.03
1679.35
1668.47
1667.13
1673.52
1684.41
1684
1687.05
1679.96
1666.35
1646.96
1648.77
1661.19
1647.56
1680.25
1689.16
1680.46
1687.58
1700.64
1695.15
1689.68
1682.52
1659.24
1675.45
1670.54
1644.77
1648.95
1620.78
1608.79
1627.21
1614.78
1626.57
1649.13
1634.52
1646.4
1644.05
1658.88
1652.46
1650.92
1660.52
1639.45
1618.97
1619.03
1601.05
1578.78
1586.75
1598.29
1599.69
1616.77
1613.22
1605.56
1609.74
1633.03
1655.81
1667.9
1670.11
1693.92
1699.51
1709.24
1719.64
1724.4
1734.08
1729.4
1737.83
1750.44
1765.74
1765.8
1784.96
1781.91
1780.16
1755.73
1761.51
1773.04
1765.91
1754.68
1753.25
1779.36
1795.43
1800.06
1800.03
1812.16
1796.99
1803.95
1818.57
1788.92
1784.02
1799.5
1803.14
1806.99
1840.15
1848.59
1865.82
1873.47
1889.46
1924.03
1921.75
1953.31
12/31/99	1953.31

	1996 PEAK TO 1998 PEAK 5/22/96 - 4/21/98	1998 PEAK TO CURRENT 4/21/98 - 12/31/99	1996 PEAK TO CURRENT 5/22/96 - 12/31/99
Russell 2000	38.5%	5.0%	45.4%
Russell 2000 Value	60.2	-16.6	33.7
Russell 2000 Growth	19.3	26.2	50.6
CONCENTRATED FUNDS
Royce Premier	43.1	6.2	51.9
Royce Trust & GiftShares	61.7	44.7	133.9
BROADLY DIVERSIFIED FUNDS
Royce Micro-Cap	43.1	-2.5	39.5
Pennsylvania Mutual	46.7	-1.4	44.7
Royce Total Return	51.1	-2.6	47.2
Royce Low-Priced Stock	36.4	13.0	54.1
Royce Opportunity	n/a	n/a	n/a

All Royce Funds either approximated or beat the Russell 2000 index during the last full market cycle, attributable primarily to outperformance during the cycle's decline.

Four out of seven Royce Funds are outperforming the index in the 1998 peak-to-current period. Once again, outperformance relates primarily to better down market results.

Five out of six Royce Funds are either approximating or outperforming the Russell 2000 from the 1996 peak.

8 | The Royce Funds Annual Report 1999

PERFORMANCE HIGHLIGHTS

During a period in which growth has dominated, The Royce Funds have generally held their own relative to small-cap.	1998 SMALL-CAP PEAK 4/21/98-12/31/99	1999 SMALL-CAP LOW 3/23/99-12/31/99

RUSSELL 2000	5.0%	33.1%
RUSSELL 2000 VALUE	-16.6	11.5

ROYCE PREMIER FUND our concentrated portfolio that invests primarily in companies with market caps between $300 million and $1.5 billion, outperformed the Russell 2000 from the April 1998 small-cap peak. Among the least volatile small-cap funds as measured by standard deviation, beta, and Morningstar risk ratio, the Fund finished in the top decile in each of these categories out of the 289 funds with a three-year history tracked by Morningstar for the period ended December 31, 1999. The Fund's average annual total return since inception (12/31/91) was 13.7%.	6.2	30.8

ROYCE MICRO-CAP FUND* our broadly diversified portfolio that invests in companies with market caps less than $300 million, outperformed the Russell 2000 from the March 1999 small-cap market low. The Fund was also ahead of its benchmark for the since inception (12/31/91) period ended December 31, 1999. The Fund's average annual total return since inception was 15.3%.	-2.5	36.5

PENNSYLVANIA MUTUAL FUND* our flagship Fund that invests in both small- and micro-cap companies, outperformed its benchmark for the 20-year period ended December 31, 1999. The Fund was among the least volatile small-cap funds as measured by standard deviation, beta, and Morningstar risk ratio, and finished in the top decile in each of these categories out of the 289 funds with a three-year history tracked by Morningstar for the period ended December 31, 1999. The Fund's 25-year and since inception (6/30/73) average annual total returns were 19.7% and 15.6%, respectively.	-1.4	21.9

ROYCE SELECT FUND our concentrated performance-fee fund for qualified clients, outperformed the Russell 2000 from the March 1999 small-cap market low. The Fund also outperformed its benchmark for the one-year and since inception (11/18/98) periods ended December 31, 1999. The Fund's average annual total return since inception was 40.3%.	n/a	42.6

ROYCE TRUST & GIFTSHARES FUND* our concentrated gifting and estate-planning portfolio, outperformed the Russell 2000 for the quarter and from both the April 1998 small-cap market peak and the March 1999 small-cap low. The Fund also outperformed the Russell 2000 for the one-year, three-year and since inception (12/27/95) periods ended December 31, 1999. The Fund's average annual total return since inception was 27.9%.	44.8	65.2

ROYCE TOTAL RETURN FUND our diversified small- and micro-cap portfolio that invests primarily in dividend-paying stocks, outperformed the Russell 2000 for the since inception (12/15/93) period ended December 31, 1999. Out of 289 small-cap funds with a three-year history tracked by Morningstar for the period ended December 31, 1999, the Fund had the lowest standard deviation, the lowest beta and the second lowest Morningstar risk ratio. Its average annual total return since inception was 13.9%.	-2.6	12.9

ROYCE LOW-PRICED STOCK FUND one of only two low-priced stock funds, equaled the Russell 2000 for the fourth quarter and outperformed the index from both the April 1998 small-cap market peak and from the March 1999 small-cap low. The Fund, which invests primarily in companies trading for less than $15 per share at the time of purchase, also beat the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended December 31, 1999. The Fund's average annual total return since inception was 16.1%.	13.0	46.9

ROYCE OPPORTUNITY FUND managed by Buzz Zaino since April 1998, the Fund's more opportunistic value approach enabled it to outperform the Russell 2000 from the April 1998 small-cap market peak and the March 1999 small-cap low. The Fund also provided higher returns than its benchmark for the one-year, three-year and since inception (11/19/96) periods. The Fund's average annual total return since inception was 20.0%.	21.8	51.5

*All performance and risk information reflect Investment Class results. Shares of the Funds' Consultant Class bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class. See pages 10-25 for a complete discussion of performance returns.

9 | The Royce Funds Annual Report 1999

ROYCE PREMIER FUND	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
 Through 12/31/99
Fourth Quarter 1999*	11.0%
Jul-Dec 1999*	4.2
1-Year	11.5
3-Year	12.1
5-Year	14.4
Since Inception (12/31/91)	13.7

*Not annualized.

MORNINGSTAR VOLATILITY MEASURES*

	RPR	Category Median	Best Decile Breakpoint
Standard Deviation	17.44	25.72	18.20
Mstar Risk Ratio	0.94	1.31	1.00
Beta	0.67	1.00	0.69

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on
289 small-cap objective funds (lowest expense class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
 All Down Periods of 7.5% or Greater, in Percentages (%)

	RPR	Russell 2000
2/12/92-7/8/92	0.0	-12.0
3/18/94-12/9/94	-4.2	-12.3
5/22/96-7/24/96	-6.4	-15.4
1/22/97-4/25/97	0.3	-9.0
10/13/97-1/12/98	-11.0	-11.3
4/21/98-10/8/98	-26.9	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	RPR

1999	11.5%
1998	6.7
1997	18.4
1996	18.1
1995	17.8
1994	3.3
1993	19.0
1992	15.8

MANAGER'S DISCUSSION

Royce Premier Fund (RPR) was no exception to the oddities that affected small-cap value investing in 1999. For the full year, RPR was up 11.5%, lagging its benchmark, the small-cap oriented Russell 2000, which was up 21.3%. RPR's average annual total return since inception (12/31/91) was 13.7%.

The Fund exemplified in many ways the topsy-turvy nature of the last year. RPR atypically lost ground against its benchmark in the first quarter's downturn and then atypically outperformed it during the subsequent second-quarter rally. The second half of this year saw more historically characteristic performance patterns — RPR outperformed the Russell 2000 in the third-quarter downturn and lagged in the fourth-quarter upswing. With these ups and downs, RPR's performance was virtually flat through the end of the third quarter, before taking off in the fourth quarter, reinforcing the need for a long-term investment outlook.

The Fund's use of concentration, in our view, neither hindered nor helped its 1999 performance. RPR's preference for small-cap companies with "higher quality" balance sheets trading at low valuations was out of step with a market that rewarded higher-risk, higher-valuation investments. However, we did have our share of success stories, reflected in the Fund's total net realized and unrealized gain on investments of $58,817,696.

The Fund's holdings in the Technology sector made the greatest positive impact on its performance, followed by Health stocks at a distant second. This was not surprising, considering technology's dominance of the market as a whole last year. In RPR's portfolio, Technology's strong performance came without the benefit of a single Internet issue; in fact, the bulk of our technology holdings are not "cutting edge" companies. The increase in the portfolio's median market capitalization, from $534 million at 12/31/98 to $945 million at year end, was in part due to the addition of top positions in this sector, such as Comdisco and National Instruments. We also initiated new positions in two information technology service companies, CIBER and Keane, when the market's Y2K concerns brought their prices down.

Hurting the Fund's performance in 1999 were companies in the Consumer Products and Financial Intermediaries sectors. We took advantage of low prices in the latter sector throughout the year, particularly when insurance company stocks declined to what we believe were attractive levels. We added significantly to our position in Commerce Group and made new purchases in Medical Assurance and White Mountain Insurance Group.

In the Industrial Services sector, we increased our exposure during the year in the transportation and logistics industry, adding Circle International Group and buying additional shares of Air Express International (currently merging), as we were attracted by the low valuations of this under-followed industry. We initiated a position in Interim Services, a company that provides staffing services, because of its combination of low valuations and high balance sheet quality. New portfolio positions in the Natural Resources sector included Nabors Industries, an energy services company, and Devon Energy, an oil and gas exploration company. Companies in this industry drew our interest when prices in oil stocks fell dramatically in the first quarter.

Although valuations for the portfolio have risen as measured by weighted average P/E and P/B ratios, we still see plenty of return potential based on each company's underlying fundamentals.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Comdisco	$16,433,452
Avnet	7,662,786
Charming Shoppes	7,537,898
Chiron Corporation	7,426,821
Air Express International	7,154,657

Comdisco — This firm has leveraged its expertise in leasing computer equipment and technology into a profitable combination of leasing information technology services, Internet access and Internet venture capital opportunities.

Charming Shoppes — The stock of this women's fashion retailer, a long-term holding with solid (and, in our view, improving) business fundamentals, continues to benefit from the increasing attention of other investors.

10 | The Royce Funds Annual Report 1999

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss

Trenwick Group	$7,312,663
New England Business Service	6,266,752
Unifi	5,440,913
Mutual Risk Management	5,253,421
Kaydon Corporation	5,171,867

Trenwick Group — This mid-size re-insurer was confronted with two difficulties — insurance stock prices dropped throughout the year and the stock price was further penalized by what we think was an important and positive acquisition. We remain confident that they will survive, and perhaps thrive, when insurance stocks recover.

New England Business Service — Unfortunately, 1999 was as bad as 1998 was good for this business product marketer, with the decline in stock price exacerbated by a modestly missed third-quarter earnings report. Our continued optimism stems from the company's management strength and diverse client base, as well as what we think is a very favorable valuation.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$945 million
Weighted Average P/E Ratio	17.0x
Weighted Average P/B Ratio	2.1x
Weighted Average Yield	1.0%
Fund Net Assets	$568 million
Turnover Rate	48%
Symbol	RYPRX

TOP 10 POSITIONS % of Net Assets

Comdisco	3.7%
Interim Services	3.4
Avnet	3.4
Haemonetics	3.1
National Computer Systems	3.1
Gallagher (Arthur J.) & Co.	3.1
Florida Rock Industries	2.8
Air Express International	2.7
Lincoln Electric Holdings	2.6
Simpson Manufacturing	2.6

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Technology	24.2%
Industrial Services	14.8
Industrial Products	13.8
Financial Intermediaries	12.9
Financial Services	10.4
Natural Resources	8.0
Health	3.1
Consumer Products	2.1
Consumer Services	1.8
Cash &Cash Equivalents	8.9

ROYCE PREMIER FUND vs. RUSSELL 2000
Value of $10,000 Invested on 12/31/91
	RPR	Russell 2000
12/31/1991	10,000	10,000
3/31/1992	10,160	10,750
6/30/1992	10,140	10,017
9/30/1992	10,440	10,303
12/31/1992	11,580	11,841
3/31/1993	12,125	12,346
6/30/1993	12,608	12,615
9/30/1993	12,923	13,718
12/31/1993	13,784	14,079
3/31/1994	13,891	13,704
6/30/1994	13,741	13,171
9/30/1994	14,258	14,085
12/31/1994	14,236	13,823
3/31/1995	14,851	14,460
6/30/1995	16,103	15,815
9/30/1995	16,807	17,378
12/31/1995	16,774	17,755
3/31/1996	17,339	18,662
6/30/1996	18,022	19,595
9/30/1996	18,469	19,662
12/31/1996	19,813	20,684
3/31/1997	20,041	19,613
6/30/1997	22,705	22,794
9/30/1997	24,837	26,186
12/31/1997	23,460	25,309
3/31/1998	25,726	27,852
6/30/1998	25,456	26,554
9/30/1998	21,762	21,206
12/31/1998	25,041	24,665
3/31/1999	22,137	23,328
6/30/1999	26,795	26,956
9/30/1999	25,151	25,252
12/31/1999	27,919	29,910

Includes reinvestment of distributions.

11 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP FUND †	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99

Fourth Quarter 1999*	13.3%
Jul-Dec 1999*	10.6
1-Year	13.7
3-Year	11.1
5-Year	13.5
Since Inception (12/31/91)	15.3

*Not annualized.

 MORNINGSTAR VOLATILITY MEASURES*
	RMC	Category Median	Best Quartile Breakpoint
Standard Deviation	21.07	23.85	19.73
Mstar Risk Ratio	1.17	1.33	1.14
Beta	0.73	0.80	0.67

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on 24 micro-cap objective funds (lowest expense class only) with at least three years of history.
(All small-cap objective funds with median market capitalizations below $250 million.)

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
	RMC	Russell 2000
2/12/92-7/8/92	-1.5	-12.0
3/18/94-12/9/94	-4.4	-12.3
5/22/96-7/24/96	-8.7	-15.4
1/22/97-4/25/97	-5.1	-9.0
10/13/97-1/12/98	-7.8	-11.3
4/21/98-10/8/98	-33.6	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	RMC

1999	13.7%
1998	-3.3
1997	24.7
1996	15.5
1995	19.1
1994	3.6
1993	23.7
1992	29.4

12 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

If Julius Caesar had gotten his way and been allowed to begin the calendar year with the spring equinox, we would be quite pleased with Royce Micro-Cap Fund's (RMC) performance. After getting off to a slow start in the first quarter, it finished strongly in 1999. For the last nine months of the year (3/31/99 - 12/31/99), RMC was up 35.5% versus 28.2% for its benchmark, the small-cap oriented Russell 2000. Unfortunately, the difficult first quarter hindered its 1999 performance. For the full year, RMC was up 13.7% versus a gain of 21.3% for the Russell 2000. RMC's average annual total return since inception (12/31/91) was 15.3%.

After being virtually ignored from April ‘98 through April ‘99, micro-cap securities began to rebound in the second quarter, led by the technology sector. RMC followed suit, posting strong second-quarter results, holding its own in the third-quarter downdraft and performing solidly in the fourth quarter. In a year characterized by wildly divergent micro-cap stock performance, we are not unhappy with RMC's return, given its relatively low-risk profile. The micro-cap companies that we hold generally possess solid balance sheets and earnings records. Although we avoided Internet-related micro-cap companies, we still enjoyed a measure of success, shown in the Fund's net realized and unrealized gain on investments of $12,264,066.

The Technology sector, which dominated every asset class in the market last year, was our best performer in 1999, with Financial Services a distant second. We enjoyed particular success in the semiconductor industry with companies such as Exar, Unitrode and Electroglas. In the Financial Services sector, we benefited from a strong performance from Duff & Phelps Credit Rating, a core holding. While the Industrial Services and Industrial Products sectors had the greatest negative impact, with most positions showing losses. These sectors contain what we believe are solid companies, including Puerto Rican Cement, Woodhead Industries and Circle International Group.

There are several new names among the Fund's top ten holdings, such as Rainbow Technologies and Pioneer-Standard Electronics. We initiated a new position in Carlisle Holdings because we liked the way this offshore consolidator of facilities and staffing services restructured to focus on acquisitions and accounts. The relative lack of change in the Fund's core holdings reflects our ongoing confidence in the portfolio and our approach. We believe that the Fund's holdings at year end remain considerably undervalued by the market.

During 1999, we initiated a position in Input/Output, a manufacturer of seismic data instruments that we believe possesses excellent turnaround potential. Another new position was PAREXEL International, a service provider to the pharmaceutical industry, which we bought at approximately $9 per share in the fourth quarter when its market position and short-term earnings difficulties attracted our attention.

While we are pleased by the recent resurgence in micro-cap performance, we are even more excited about the opportunities in the non-technology sectors where we believe potential is yet to be realized. Many of these securities performed worse in 1999 than those of companies that are highly leveraged and have no earnings history. This lack of correlation between individual company quality and 1999 performance fuels our hopes for a profitable new year.

† All performance and risk information presented herein is for RMC's Investment Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain
Exar	$2,393,902
Electroglas	1,909,845
Kronos	1,880,707
Coherent	1,764,591
Performance Technologies	1,369,732

Exar — The management of this analog semiconductor manufacturer developed new telecommunications products that created a major turnaround in the company's prospects and caused the stock price to surge in the fourth quarter.

Electroglas — A semiconductor capital equipment manufacturer and a long-term holding, the stock was purchased at a low point in the business cycle for semiconductors, only to rise precipitously in the subsequent rebound of semiconductor stocks.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss

Ezenia!	$1,510,050
HMT Technology	1,341,193
800 JR Cigar	1,296,310
Special Metals	1,170,356
Midwest Grain Products	906,406

Ezenia! — Formerly VideoServer, this supplier of video conferencing and network equipment was one of the many technology companies that suffered through the 1998 third-quarter downturn, but one of the few that failed to recover. We gave back most of the gains we made in 1998, as the stock nosedived in 1999.

HMT Technology — Proof that 1999 was not a banner year for every technology company, this manufacturer of high-performance thin-film disks for use in hard disk drives has so far been unable to recover from excess supply and price pressure in the computer media storage business. We are holding on for now, but are uncertain about its future.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$175 million
Weighted Average P/E Ratio	14.1x
Weighted Average P/B Ratio	1.3x
Weighted Average Yield	0.7%
Fund Net Assets	$113 million
Turnover Rate	24%
Symbol (Investment Class)	RYOTX
(Consultant Class)	RYMCX

TOP 10 POSITIONS % of Net Assets
Kronos	3.3%
Rainbow Technologies	2.1
Richardson Electronics	2.1
Sevenson Environmental Services	2.0
Pioneer-Standard Electronics	1.9
Conso International	1.9
Carlisle Holdings	1.8
Lazare Kaplan International	1.8
Florida Rock Industries	1.7
Thor Industries	1.6

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Technology	32.2%
Industrial Services	15.1
Industrial Products	13.9
Consumer Products	10.7
Natural Resources	6.2
Health	5.0
Financial Intermediaries	2.5
Financial Services	2.1
Consumer Services	1.6
Miscellaneous	4.5
Cash &Cash Equivalents	6.2

Royce MICRO-CAP Fund vs. Russell 2000
Value of $10,000 Invested on 12/31/91
	RMC	Russell 2000
12/31/1991	10,000	10,000
3/31/1992	11,100	10,750
6/30/1992	10,700	10,017
9/30/1992	11,421	10,303
12/31/1992	12,941	11,841
3/31/1993	14,184	12,346
6/30/1993	14,207	12,615
9/30/1993	15,316	13,718
12/31/1993	16,004	14,079
3/31/1994	16,127	13,704
6/30/1994	15,855	13,171
9/30/1994	16,770	14,085
12/31/1994	16,572	13,823
3/31/1995	17,185	14,460
6/30/1995	18,464	15,815
9/30/1995	19,717	17,378
12/31/1995	19,731	17,755
3/31/1996	20,544	18,662
6/30/1996	21,906	19,595
9/30/1996	21,172	19,662
12/31/1996	22,798	20,684
3/31/1997	22,602	19,613
6/30/1997	25,095	22,794
9/30/1997	29,015	26,186
12/31/1997	28,427	25,309
3/31/1998	31,360	27,852
6/30/1998	30,241	26,554
9/30/1998	23,981	21,206
12/31/1998	27,476	24,665
3/31/1999	23,042	23,328
6/30/1999	28,248	26,956
9/30/1999	27,573	25,252
12/31/1999	31,228	29,910

Includes reinvestment of distributions.

13 | The Royce Funds Annual Report 1999

PENNSYLVANIA MUTUAL FUND†	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99
Fourth Quarter 1999*	5.8%
Jul-Dec 1999*	0.6
1-Year	6.0
3-Year	11.3
5-Year	13.1
10-Year	10.7
20-Year	14.1
25-Year	19.7
Since Inception (6/30/73)	15.6

*Not annualized.

MORNINGSTAR VOLATILITY MEASURES*

	PMF	Category Median	Best Decile Breakpoint
Standard Deviation	16.64	25.72	18.20
Mstar Risk Ratio	0.93	1.31	1.00
Beta	0.61	1.00	0.69

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on 289 small-cap objective funds (lowest expense class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
Over the Last 15 Years, in Percentages (%)
	PMF	Russell 2000
7/3/86-9/16/86	-8.6	-14.6
8/25/87-10/28/87	-23.2	-38.9
10/9/89-10/31/90	-20.9	-32.5
2/12/92-7/8/92	-2.6	-12.0
3/18/94-12/9/94	-7.6	-12.3
5/22/96-7/24/96	-6.5	-15.4
1/22/97-4/25/97	-2.5	-9.0
10/13/97-1/12/98	-7.5	-11.3
4/21/98-10/8/98	-25.1	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

1999	6.0%	1991	31.8%
1998	4.2	1990	-11.5
1997	25.0	1989	16.7
1996	12.8	1988	24.6
1995	18.7	1987	1.4
1994	-0.7	1986	11.2
1993	11.3	1985	26.8
1992	16.2

14 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

Pennsylvania Mutual Fund (PMF), our flagship fund, had a relatively disappointing 1999, up 6.0% and lagging its benchmark, the small-cap oriented Russell 2000 (21.3%). The Fund's average annual total return for the 25 years ended December 31, 1999 was 19.7%.

For small-cap value in general, and PMF in particular, performance anomalies were common in 1999. After losing ground against its benchmark during the first quarter, the Fund outperformed the Russell 2000 during the more dynamic second quarter and in the third quarter downturn. With these ups and downs, PMF's performance was virtually flat through the end of the third quarter, and holding its own relative to its benchmark. During the explosive fourth quarter, however, the Fund failed to keep pace, gaining only 5.8% while the Russell 2000 raced ahead 18.4%.

We would like to think that the stock prices of the companies that we own would generally come to reflect their business fundamentals, over time. However, in 1999 our holdings received little attention from a market that was focused on momentum, and the portfolio's valuations, as measured by weighted average P/E and P/B ratios, actually declined from the end of 1998. While the attributes that we seek, namely strong balance sheets and strong records of earnings, did not consistently translate into high performance in 1999, we did have our share of success stories, shown in the panel below and in the Fund's total net realized and unrealized gain on investments of $24,584,046.

Despite these anomalies, portfolio turnover was within the Fund's historical range, at 21% for the year. We increased our holdings in the Technology sector, which also saw the greatest positive impact on performance. We initiated several new positions in information technology service companies whose valuations became attractive to us in a moment of Y2K anxiety in the market, including CIBER, JDA Software Group and Keane. Other new technology companies included Arrow Electronics, the world's largest distributor of electronics components and computer products, whose stock price had been depressed since the Asian crisis, and Plantronics, a telecommunications equipment manufacturer and market leader in the rapidly growing headset industry.

The Natural Resources sector also enjoyed strong 1999 performance. We added to our position in Tidewater, an energy services company whose price fell dramatically earlier in the year owing to a first-quarter downturn that affected many energy stocks. We also took a new position in Input/Output, a manufacturer of seismic data instruments that we believe has excellent turnaround potential. In other sectors, we increased two of our larger positions — Arnold Industries, an attractively valued trucking company in an industry that received scant investment attention, and Penn Engineering & Manufacturing, a commercial fastener manufacturer that was selling at what we believe was an exceptionally low price. We sold our positions in Unitrode, The Topps Company, Eaton Vance and Applebee's International at substantial profits.

In our view, PMF's portfolio is well-positioned to take advantage of opportunities in the small- and micro-cap sectors. We believe that when the market again emphasizes "quality," as opposed to its current emphasis on momentum, good things will follow for Pennsylvania Mutual Fund.

† All performance and risk information presented herein is for PMF's Investment Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain
Exar	$8,889,154
Unitrode Corporation	7,952,947
Avnet	3,942,731
The Topps Company	3,485,053
Gallagher (Arthur J.) & Co.	3,298,253

Exar — This manufacturer of integrated circuits for high-speed broadband communications developed new products that created a major turnaround in the company's prospects, leading the stock price to surge in the fourth quarter.

Unitrode Corporation — Small-cap stocks are often subject to an advantageous "urge to merge," and a takeover last summer by Texas Instruments sent the price of this analog semiconductor manufacturer well beyond our initial sell target.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss

Medical Assurance	$2,742,045
New England Business Service	2,712,277
PXRE Group	2,683,768
Stone & Webster	2,499,517
800 JR Cigar	2,488,250

Medical Assurance — The stock of this malpractice protection insurance provider plummeted during 1999 along with that of other insurance companies. We continued to build our position as its price dropped, confident that the stock will rebound once insurance stocks recover.

New England Business Service — Unfortunately, 1999 was as bad as 1998 was good for this business product marketer, with the decline in stock price exacerbated by a modestly missed third-quarter earnings report. Our continued optimism stems from the company's management strength and diverse client base, as well as what we think is a very favorable valuation.

PORTFOLIO DIAGNOSTICS

Median Market Cap.	$412 million
Weighted Average P/E Ratio	14.2x
Weighted Average P/B Ratio	1.6x
Weighted Average Yield	1.5%
Fund Net Assets	$500 million
Turnover Rate	21%
Symbol (Investment Class)	PENNX
(Consultant Class)	RYPCX

TOP 10 POSITIONS % of Net Assets
Gallagher (Arthur J.) & Co.	1.9%
Simpson Manufacturing	1.6
Duff & Phelps Credit Rating	1.5
Velcro Industries	1.5
Curtiss-Wright	1.4
Circle International Group	1.3
Florida Rock Industries	1.3
Haemonetics	1.3
Arnold Industries	1.3
National Computer Systems	1.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Technology	16.7%
Industrial Products	16.7
Industrial Services	16.2
Financial Services	10.2
Financial Intermediaries	9.7
Consumer Products	9.4
Natural Resources	7.0
Consumer Services	3.7
Health	3.0
Miscellaneous	4.5
Cash &Cash Equivalents	2.9

PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/31/79
	PMF	Russell 2000
12/31/1979	10,000	10,000
03/31/1980	8,097	8,719
06/30/1980	9,675	10,480
09/30/1980	11,929	12,853
12/31/1980	12,571	13,858
03/31/1981	13,352	15,007
06/30/1981	14,672	15,564
09/30/1981	11,185	12,835
12/31/1981	12,654	14,140
03/31/1982	11,569	12,822
06/30/1982	11,761	12,637
09/30/1982	13,139	13,969
12/31/1982	16,889	17,667
03/31/1983	20,106	20,749
06/30/1983	23,368	24,959
09/30/1983	23,078	23,736
12/31/1983	23,731	22,813
03/31/1984	22,910	21,282
06/30/1984	22,708	20,642
09/30/1984	24,155	21,777
12/31/1984	24,476	21,146
03/31/1985	27,102	24,087
06/30/1985	27,980	24,941
09/30/1985	27,896	23,854
12/31/1985	31,029	27,711
03/31/1986	34,337	31,634
06/30/1986	36,270	33,169
09/30/1986	33,713	29,105
12/31/1986	34,499	29,286
03/31/1987	39,515	36,407
06/30/1987	40,024	36,148
09/30/1987	41,910	37,662
12/31/1987	34,974	26,717
03/31/1988	40,024	31,813
06/30/1988	42,645	33,910
09/30/1988	43,221	33,591
12/31/1988	43,567	33,369
03/31/1989	46,625	35,939
06/30/1989	49,343	38,228
09/30/1989	51,450	40,809
12/31/1989	50,838	38,789
03/31/1990	50,391	37,931
06/30/1990	52,023	39,395
09/30/1990	43,413	29,728
12/31/1990	44,972	31,223
03/31/1991	54,074	40,508
06/30/1991	54,620	39,881
09/30/1991	56,800	43,131
12/31/1991	59,288	45,602
03/31/1992	63,758	49,022
06/30/1992	62,132	45,679
09/30/1992	63,598	46,986
12/31/1992	68,883	53,996
03/31/1993	72,410	56,301
06/30/1993	71,636	57,529
09/30/1993	74,479	62,557
12/31/1993	76,632	64,202
03/31/1994	75,804	62,494
06/30/1994	74,144	60,063
09/30/1994	76,910	64,232
12/31/1994	76,079	63,037
03/31/1995	79,160	65,943
06/30/1995	84,298	72,122
09/30/1995	90,249	79,247
12/31/1995	90,321	80,967
03/31/1996	92,200	85,104
06/30/1996	95,482	89,360
09/30/1996	95,482	89,663
12/31/1996	101,928	94,326
03/31/1997	102,356	89,440
06/30/1997	115,263	103,947
09/30/1997	129,890	119,414
12/31/1997	127,367	115,414
03/31/1998	139,583	127,013
06/30/1998	138,606	121,094
09/30/1998	117,921	96,706
12/31/1998	132,673	112,479
03/31/1999	116,788	106,382
06/30/1999	139,532	122,925
09/30/1999	132,853	115,156
12/31/1999	140,582	136,528

15 | The Royce Funds Annual Report 1999

Includes reinvestment of distributions.
ROYCE SELECT FUND	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99

Fourth Quarter 1999*	10.7%
Jul-Dec 1999*	10.7
1-Year	35.4
Since Inception (11/18/98)	40.3

*Not annualized.

CALENDAR YEAR TOTAL RETURNS
Year	RSF

1999	35.4%
  Invests in a concentrated portfolio of small- and micro-cap stocks
  Unlike any other mutual fund presently offered, the Fund utilizes an all-inclusive management fee that varies based strictly on the Fund's performance
  Designed for qualified investors, those with a net worth exceeding $1.5 million

16 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

Royce Select Fund (RSF) made its first full year of performance a good one. In 1999, the Fund was up 35.4%, significantly ahead of its benchmark, the small-cap oriented Russell 2000, which was up 21.3%. The Fund's average annual total return since inception (11/18/98) was 40.3%, well in excess of what we think is sustainable over time.

Although the Fund got off to a slow start, it managed to decline less than its benchmark in the first quarter. RSF stayed well ahead of the Russell 2000 in the second and third quarters and performed solidly in the fourth quarter. RSF achieved its impressive return in a year in which value considerably underperformed growth across all capitalization categories. The Fund's modest asset size and healthy cash flow contributed to 1999 performance by providing the flexibility needed to capture opportunities.

The Fund's portfolio of small- and micro-cap stocks took on slightly more risk in 1999, although the attributes that we look for in the portfolio remained generally conservative, as measured by balance sheet quality and cash flow characteristics. This approach proved to be effective in an environment that rewarded higher risk. The sectors that made the greatest positive impact on the Fund's performance were Technology and Industrial Services, while those with the greatest negative impact were Consumer Products and Industrial Products. The Fund's success can be seen in its total net realized and unrealized gain on investments in 1999 of $2,121,055.

In 1999, we found what we think are still good values in the under-followed logistics and transportation industry, increasing our position in Pittston BAX Group and initiating one in Circle International Group. Taking advantage of bargain-priced insurance stocks throughout 1999, we took new positions in LaSalle Re Holdings, a reinsurance company, and PMA Capital Cl. A, an insurer offering property, casualty and workers' compensation coverage. We also purchased Haemonetics, a manufacturer of medical products for the collection of blood and plasma.

Seven new positions were among the Fund's top ten holdings, including Titan Exploration, an oil and gas exploration company whose price declined in the first quarter, Henry Schein, a dental supply distributor whose stock we purchased during a short-term earnings interruption, Interim Services, a leading staffing services company with a solid balance sheet, and Pioneer-Standard Electronics, an electronics and computer components distributor whose price has yet to fully recover from the Asian crisis.

We are very pleased with the Fund's early performance, and remain excited about the Fund's long-term return potential. The Fund invests in a concentrated portfolio of small- and micro-cap stocks and is available only for qualified investors. Daily net asset values are available on our website, www.roycefunds.com, or by calling Investor Services at (800) 221-4268.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

REMEC	$301,205
Pioneer-Standard Electronics	157,500
Interim Services	120,883
Arrow Electronics	114,449
Charming Shoppes	111,605

REMEC — The stock of this microwave component manufacturer see-sawed up and down through most of 1999. Acquisition complications during the spring drove prices further down, enabling us to build a larger position before a major upsurge late in the fourth quarter.

Pioneer-Standard Electronics — The price of this international distributor of electronic components and computer systems remained low through the first quarter of 1999, following 1998's third-quarter correction. It began to recover in 1999's second quarter and remained at lofty levels through the end of the year.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss
North Face (The)	$159,995
PCD	81,680
Structural Dynamics Research	59,566
Cornell Corrections	42,490
Frozen Food Express Industries	37,438

North Face (The) — The stock price of this outerwear designer reflected the turmoil that the company suffered both financially and organizationally in 1999. We like their strong brand name, but see a need for the company to strengthen all aspects of its operation before any rebound occurs.

PCD — This designer and manufacturer of electronic connectors was penalized by earnings disappointments and a failure to expand its business and rebuild its inventory effectively. We are sticking with it for now, confident that management can make up for past mistakes.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$387 million
Weighted Average P/E Ratio	13.2x
Weighted Average P/B Ratio	1.2x
Weighted Average Yield	0.7%
Fund Net Assets	$10 million
Turnover Rate	136%

TOP 10 POSITIONS % of Net Assets

Titan Exploration	4.7%
Schein (Henry)	4.5
Interim Services	3.6
Pittson BAX Group	3.4
LaSalle Re Holdings	3.3
PMACapital Cl. A	3.3
Medical Assurance	3.2
Zenith National Insurance	3.1
Pioneer-Standard Electronics	2.9
North Face (The)	2.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Industrial Services	21.9%
Technology	18.5
Financial Intermediaries	16.0
Natural Resources	14.4
Industrial Products	9.2
Health	6.5
Consumer Products	6.2
Consumer Services	2.9
Financial Services	2.7
Cash & Cash Equivalents	1.7

ROYCE SELECT FUND VS. RUSSELL 2000
Value of $10,000 Invested on 11/18/98
	RSF	Russell 2000
11/18/1998	10,000	10,000
11/30/1998	10,016	10,148
12/31/1998	10,785	10,776
01/31/1999	10,889	10,919
02/28/1999	10,433	10,035
03/31/1999	10,336	10,192
04/30/1999	11,605	11,105
05/31/1999	12,454	11,267
06/30/1999	13,196	11,776
07/31/1999	13,222	11,453
08/31/1999	13,134	11,030
09/30/1999	13,190	11,032
10/31/1999	12,945	11,077
11/30/1999	13,381	11,738
12/31/1999	14,606	13,067

Includes reinvestment of distributions.

17 | The Royce Funds Annual Report 1999

ROYCE TRUST & GIFTSHARES FUND†	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99
Fourth Quarter 1999*	18.9%
Jul-Dec 1999*	21.7
1-Year	41.8
3-Year	28.8
Since Inception (12/27/95)	27.9

*Not annualized.

MORNINGSTAR VOLATILITY MEASURES*

	RTG	Category Median	Best Decile Breakpoint
Standard Deviation	24.47	25.72	18.20
Mstar Risk Ratio	0.78	1.31	1.00
Beta	0.70	1.00	0.69

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on 289 small-cap objective funds (lowest expense class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

	RTG	Russell 2000
5/22/96-7/24/96	-3.5	-15.4
1/22/97-4/25/97	-0.5	-9.0
10/13/97-1/12/98	-3.8	-11.3
4/21/98-10/8/98	-30.7	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	RTG

1999	41.8%
1998	19.5
1997	26.0
1996	25.6

18 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

Royce Trust & GiftShares Fund (RTG) had an outstanding year. In 1999, the Fund was up 41.8%, significantly ahead of its benchmark, the small-cap oriented Russell 2000, which was up 21.3%. The Fund's average annual total return since inception (12/27/95) was 27.9%.

The Fund made up for its slow first-quarter start by substantially outperforming its benchmark in the second and third quarters and maintained a slight edge in the fourth quarter. RTG achieved its impressive return in a year in which value considerably underperformed growth across all capitalization categories. The Fund's modest asset size and relatively stable pool of capital gave it enough flexibility to take advantage of several profitable opportunities this year.

The long-term nature of the Fund's trust account structure enabled us to take on slightly more risk in a concentrated portfolio of both small- and micro-cap stocks. This approach was ideally suited to 1999's market environment, which rewarded higher risk. The sectors that made the greatest positive impact on the Fund's performance were Technology and Industrial Services. One measure of the Fund's success is its 1999 total realized and unrealized gain of $5,243,892.

We increased our exposure during the year in the Industrial Services and Natural Resources sectors. New positions in the Industrial Services sector included AirNet Systems and Pittston BAX Group, two conservatively capitalized logistics and transportation companies. We also picked up Olsten, a temporary employment agency in the process of a hoped-for major turnaround, at an average price of approximately $7.50 in the first half. We purchased a new position in Input/Output, a manufacturer of seismic data instruments for the oil and gas industry that we think has strong recovery potential. We also added to our position in Titan Exploration, an oil and gas exploration company, when energy stocks became cheaper earlier in the year.

From a portfolio diagnostics standpoint, there were few changes in 1999. However, several new positions were among the Fund's top ten holdings — Stone & Webster, an engineering, design and construction firm in the process of restructuring; Interim Services, a staffing and career management services company that offers what in our view is a winning combination of attractive value and high balance sheet quality; and Henry Schein, a dental supply distributor whose stock we purchased during a short-term earnings interruption. Departing the portfolio were former top ten holdings Chiron and Sunglass Hut International, both of which appreciated beyond our sell targets.

As pleased as we were with RTG's 1999 performance, we remain excited about the portfolio's long-term return potential. The Fund remains one of the only gifting and estate-planning portfolios available. Daily net asset values are now available in most major newspapers, and can be found online by entering the Fund's symbol, RGFAX for the Investment Class or RGFCX for the Consultant Class. Along with our other funds, daily net asset values can also be found at www.roycefunds.com.

† All performance and risk information presented herein is for RTG's Investment Class. Shares of RTG's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Exar	$436,047
REMEC	353,986
Trex Company	251,326
Check Point Software	246,121
CIBER	240,290

Exar — This manufacturer of integrated circuits for high-speed broadband communications developed new products that created a major turnaround in the company's prospects, leading the stock price to surge in the fourth quarter.

REMEC — The stock of this microwave component manufacturer see-sawed up and down through most of 1999. Acquisition complications during the spring drove prices further down, enabling us to build a larger position before a major upsurge late in the fourth quarter.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss
North Face (The)	$224,213
800 JR Cigar	142,764
Respironics	126,215
PCD	107,741
BHA Group Holdings	95,493

North Face (The) — The stock price of this outerwear designer reflected the turmoil that the company suffered both financially and organizationally in 1999. We like their strong brand name, but see a need for the company to strengthen all aspects of its operation before any rebound occurs.

800 JR Cigar — A glut of premium cigars caused this mail-order distributor to miss quarterly earnings estimates and subsequently slump just like other tobacco-related companies did in 1999. We remain optimistic due to the company's low valuation and the fact that company management holds about 75% of the stock.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$383 million
Weighted Average P/E Ratio	15.5x
Weighted Average P/B Ratio	1.4x
Weighted Average Yield	0.6%
Fund Net Assets	$19 million
Turnover Rate	152%
Symbol (Investment Class)	RGFAX
(Consultant Class)	RGFCX

TOP 10 POSITIONS % of Net Assets

Stone & Webster	4.2%
Titan Exploration	3.5
Interim Services	3.0
Schein (Henry)	2.8
Medical Assurance	2.8
Pittson BAX Group	2.7
Input/Output	2.7
RCM Technologies	2.5
REMEC	2.5
Carbo Ceramics	2.5

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Technology	23.3%
Industrial Services	18.6
Natural Resources	14.8
Financial Intermediaries	8.4
Consumer Products	8.1
Health	6.9
Industrial Products	5.5
Cash & Cash Equivalents	14.4

ROYCE TRUST & GIFTSHARES FUND VS. RUSSELL 2000

Value of $10,000 Invested on 12/27/95
	RTG	Russell 2000
12/27/1995	10,000	10,000
12/31/1995	10,020	10,064
03/31/1996	10,600	10,578
06/30/1996	11,500	11,107
09/30/1996	11,600	11,145
12/31/1996	12,580	11,724
03/31/1997	12,645	11,117
06/30/1997	14,111	12,920
09/30/1997	15,621	14,843
12/31/1997	15,853	14,346
03/31/1998	18,033	15,787
06/30/1998	17,941	15,052
09/30/1998	14,752	12,020
12/31/1998	18,941	13,981
03/31/1999	16,505	13,223
06/30/1999	22,067	15,279
09/30/1999	22,573	14,314
12/31/1999	26,848	16,954

Includes reinvestment of distributions.

19 | The Royce Funds Annual Report 1999

ROYCE TOTAL RETURN FUND	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99
Fourth Quarter 1999*	3.5%
Jul-Dec 1999*	-0.4
1-Year	1.6
3-Year	9.6
5-Year	15.9
Since Inception (12/15/93)	13.9
*Not annualized.

MORNINGSTAR VOLATILITY MEASURES*

	RTR	Category Median	Best Decile Breakpoint
Standard Deviation	12.47	25.72	18.20
Mstar Risk Ratio	0.67	1.31	1.00
Beta	0.46	1.00	0.69

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on 289 small-cap objective funds (lowest expense class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

	RTR	Russell 2000
3/18/94-12/9/94	1.8	-12.3
5/22/96-7/24/96	-0.5	-15.4
1/22/97-4/25/97	0.2	-9.0
10/13/97-1/12/98	-2.7	-11.3
4/21/98-10/8/98	-19.0	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	RTR

1999	1.6%
1998	4.8
1997	23.7
1996	25.5
1995	26.9
1994	5.1

20 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

If, at the end of 1998, someone had asked us which of our portfolios would perform best in 1999, we would have put Royce Total Return Fund (RTR) at the top of the list. And we would have been dead wrong. For the full year, RTR was up 1.6%, significantly lagging its benchmark, the small-cap oriented Russell 2000, which was up 21.3%. We were disappointed with the Fund's performance vis-a-vis the other Royce Funds and our long-term performance goals for the portfolio. That said, the Fund outperformed the Russell 2000 Value index, down 1.5%, and the Wilshire Small-Cap Value index, down 15.6%. The Fund also managed to finish in the top 46% of the 230 small-cap value funds tracked by Morningstar for 1999 (top 22% for the five years ended 12/31/99 out of 76 funds in the category). RTR's average annual total return since inception (12/15/93) was 13.9%.

The Fund began the year with uncharacteristic performance, losing ground to the Russell 2000 in the first-quarter downturn and unable to gain on its benchmark in the second-quarter rally. In the third quarter, RTR returned to its more historically typical standard of outperforming the Russell 2000 in a down market, and underperforming in the dynamic fourth quarter. The Fund's relative difficulties late in the year are primarily attributable to its low investment in technology and other high-growth companies during a period in which little else performed well.

RTR's net increase from investment operations in 1999 was $2.1 million, which includes $5.8 million of net investment income. The Fund's wide range of stock price performance can be seen in the panel below. We did not expect to be so severely penalized in 1999 for investing in what we viewed as lower-risk small-cap companies. The attributes that we seek, namely strong balance sheets, strong earnings records and dividends, did not consistently translate into high performance in 1999.

Making the greatest positive impact on the Fund's performance were technology and natural resources companies, unfortunately two of our smaller sectors. We did increase our technology holdings in 1999, adding to our position in Comdisco before selling most of it after its price ran up late in the year. We also increased our holdings in Industrial Products and Financial Intermediaries.

We initiated new positions in, among others, Kimball International Cl. B, a furniture manufacturer with what we hope are excellent financial characteristics; Puerto Rican Cement, a cement, ready-mix concrete and aggregates manufacturer with an attractively low price; and Sun Hydraulics, a manufacturer of fluid power system components that recently experienced what we think are temporary earnings difficulties. The plunging prices of insurance stocks made them very attractive to us throughout 1999, so we added WR Berkley and Mutual Risk Management and built a larger position in Trenwick Group.

We continue to see considerable return potential based on the underlying business characteristics of the companies in the portfolio. The companies that we own have become more attractively valued, as measured by decreased weighted average P/E and P/B ratios, now respectively at 12.9x and 1.3x. We believe that a return to "quality," as opposed to the current environment that has rewarded momentum, would mean a return to good things for Royce Total Return Fund.

 GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Comdisco	$3,085,830
Helix Technology	2,997,197
Roper Industries	1,655,012
True North Communications	1,639,423
Air Express International	1,518,173

Comdisco — This firm has leveraged their expertise in leasing computer equipment and technology into a profitable combination of leasing information technology services, Internet access and Internet venture capital opportunities.

True North Communications — The stock price of this leading advertising agency took off in the fourth quarter. The company has been a major beneficiary of the fattening advertising budgets of Internet and other high-growth companies.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss
PXRE Group	$1,543,040
Enesco Group	1,493,748
Fab Industries	1,444,117
Frozen Food Express Industries	1,433,877
Capital Transamerica	1,424,337

PXRE Group — An offshore multi-line reinsurer, the company endured a dismal 1999 as did most of the insurance industry, as the stock price steadily declined throughout the year. As the price dropped to lower and lower levels, we recognized a wonderful opportunity to keep buying what we think is a solid company that will hopefully participate in an insurance stock comeback.

Enesco Group — The stock of this designer of collectible figurines and ornaments enjoyed an all-too-brief second-quarter upswing before a sharp decline in the collectibles industry began in June and lasted through the end of the year. We are holding on for now, unsure about the company's ability to get back on track.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$362 million
Weighted Average P/E Ratio	12.9x
Weighted Average P/B Ratio	1.3x
Weighted Average Yield	3.4%
Fund Net Assets	$248 million
Turnover Rate	39%
Symbol	RYTRX

TOP 10 POSITIONS % of Net Assets

Trenwick Group	2.2%
Charming Shoppes	2.2
Arrow International	1.7
NNBall & Roller	1.6
Lincoln Electric Holdings	1.6
Avnet	1.5
Gallagher (Arthur J.) & Co.	1.5
Anglogold ADR	1.5
Zenith National Insurance	1.5
Woodward Governor	1.3

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Industrial Products	25.2%
Financial Intermediaries	15.5
Industrial Services	13.1
Natural Resources	7.7
Financial Services	6.8
Technology	6.6
Consumer Products	6.6
Health	1.7
Consumer Services	0.9
Utilities	0.5
Miscellaneous	4.8
Bonds & Preferred Stocks	7.1
Cash & Cash Equivalents	3.5

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/15/93
	RTR	Russell 2000
12/15/1993	10,000	10,000
12/31/1993	10,000	10,354
03/31/1994	9,940	10,079
06/30/1994	9,960	9,687
09/30/1994	10,360	10,359
12/31/1994	10,513	10,166
03/31/1995	11,149	10,635
06/30/1995	12,010	11,631
09/30/1995	12,996	12,780
12/31/1995	13,336	13,058
03/31/1996	13,961	13,725
06/30/1996	15,234	14,411
09/30/1996	15,512	14,460
12/31/1996	16,734	15,212
03/31/1997	17,159	14,424
06/30/1997	18,861	16,764
09/30/1997	20,483	19,258
12/31/1997	20,698	18,613
03/31/1998	22,129	20,484
06/30/1998	22,212	19,529
09/30/1998	19,872	15,596
12/31/1998	21,682	18,140
03/31/1999	19,671	17,157
06/30/1999	22,095	19,824
09/30/1999	21,280	18,571
12/31/1999	22,017	21,997

Includes reinvestment of distributions.

21 | The Royce Funds Annual Report 1999

ROYCE LOW-PRICED STOCK FUND	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99
Fourth Quarter 1999*	18.5%
Jul-Dec 1999*	13.5
1-Year	29.8
3-Year	16.7
5-Year	19.0
Since Inception (12/15/93)	16.1
*Not annualized.

MORNINGSTAR VOLATILITY MEASURES*

	RLP	Category Median	Best Quartile Breakpoint
Standard Deviation	22.73	25.72	20.95
Mstar Risk Ratio	1.10	1.31	1.14
Beta	0.66	1.00	0.82

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on 289 small-cap objective funds (lowest expense class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

	RLP	Russell 2000
3/18/94-12/9/94	-2.7	-12.3
5/22/96-7/24/96	-10.5	-15.4
1/22/97-4/25/97	-4.8	-9.0
10/13/97-1/12/98	-9.9	-11.3
4/21/98-10/8/98	-31.3	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	RLP

1999	29.8%
1998	2.4
1997	19.5
1996	22.8
1995	22.5
1994	3.0

22 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

Royce Low-Priced Stock Fund (RLP) enjoyed a strong year in both a relative and an absolute sense. For the full year, the Fund was up 29.8%, ahead of its benchmark, the small-cap oriented Russell 2000, which was up 21.3%. The Fund's average annual total return since inception (12/15/93) was 16.1%. Effective January 1, 2000, W. Whitney George became the Fund's Portfolio Manager. He has been actively involved with the Fund for several years.

In terms of quarterly performance patterns, 1999 was as odd as it was profitable. After a slow first-quarter start, RLP rebounded sharply in the second quarter, held its own in the third-quarter downturn and matched its benchmark with a strong fourth-quarter finish. Performance was historically uncharacteristic in that value typically outperforms during downdrafts and underperforms during updrafts, but in 1999's first two quarters, the opposite was true for RLP.

The Fund's investments in more volatile low-priced stocks served it well in a market that seemed to reward higher risk with higher returns. In spite of this inherent volatility, RLP attempts to invest in securities that have low leverage and strong earnings records and/or prospects. We believe that investing in a more volatile sector with a conservative approach enabled the Fund to perform well. Some major contributors to the Fund's total realized and unrealized gain can be found below.

The sector that made the greatest positive impact on the Fund's performance was Technology, followed by Consumer Services and Consumer Products. During the year, we purchased new positions in the information technology services providers CIBER and Syntel when Y2K anxiety created an earnings slowdown; a subsequent recovery came about as excellent opportunities, including e-commerce for CIBER, began to materialize. Another new technology position is Comdisco, a long-term holding in other Royce portfolios, that has successfully parlayed its expertise in the technology leasing business into new areas such as Internet access and Internet venture capital. We sold part of our position in the fourth quarter, but held on to the rest as we remain believers in the company's long-term prospects. We also sold our entire position in Helix Technology when it reached our estimate of its full value.

We initiated new positions in PAREXEL International, a contract research services provider and a leader in the growing business of pharmaceutical outsourcing whose recent reorganization makes us hopeful that it can resume its previous pattern of steady growth; Aurora Biosciences, what we believe is a well-managed drug development company; Stone & Webster, an engineering, design and construction firm whose share price plunged as the company weathered a financial crisis that has recently shown signs of abating; and Interim Services, a staffing services company that went through a rough year itself, but emerged from the successful integration of a merger with a solid balance sheet and steady business growth intact.

Although valuations for the portfolio have risen as measured by weighted average P/E and P/B ratios, we still see plenty of return potential based on the underlying fundamentals of the companies in RLP's portfolio. Looking forward, we are particularly interested in out-of-favor sectors such as energy and insurance.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Aurora Biosciences	$668,628
Corel	552,073
Comdisco	468,386
Marshall Industries	427,926
Helix Technology	415,654

Aurora Biosciences — Both institutional interest and the stock price were low early in 1999 for this designer and developer of systems that enhance and accelerate the discovery of new drugs, although we were drawn by what we thought was terrific management. Late in the year, the company attracted serious attention from Wall Street, which led to a significant increase in the stock price.

Corel — This long-troubled Canadian software designer and manufacturer seemed to struggle until the company began to produce software for use in the Linux operating systems. Shortly afterwards, growth investors could not seem to get enough of the stock, which nearly quadrupled in value during the fourth quarter.

 GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss

Oakley	$300,749
800 JR Cigar	197,404
Cornell Corrections	177,619
Richardson Electronics	167,895
Frozen Food Express Industries	163,751

Oakley — The company continues to be the dominant force in the sunglasses business, but its stock price was stomped on as a result of its slow start in the footwear industry. We still have high hopes based on their strong brand name and talented management.

800 JR Cigar — A glut of premium cigars caused this mail-order distributor to miss quarterly earnings estimates and subsequently slump just like other tobacco-related companies did in 1999. We remain optimistic due to the company's low valuation and the fact that company management holds about 75% of the stock.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$400 million
Weighted Average P/E Ratio	14.9x
Weighted Average P/B Ratio	1.4x
Weighted Average Yield	0.8%
Fund Net Assets	$25 million
Turnover Rate	103%
Symbol	RYLPX

TOP 10 POSITIONS % of Net Assets

Charming Shoppes	3.2%
Richardson Electronics	2.6
Sevenson Environmental Services	2.5
Titan Exploration	2.5
Morrison Knudsen	2.5
PAREXEL International	2.4
CIBER	2.2
Denbury Resources	2.2
Aurora Biosciences	2.2
West Teleservices	2.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Industrial Services	20.8%
Technology	20.7
Natural Resources	13.8
Health	10.3
Consumer Products	7.8
Consumer Services	7.6
Financial Intermediaries	2.5
Financial Services	2.1
Industrial Products	1.8
Miscellaneous	4.6
Cash & Cash Equivalents	8.0

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/15/93
	RLP	Russell 2000
12/15/1993	10,000	10,000
12/31/1993	10,020	10,354
03/31/1994	9,780	10,079
06/30/1994	9,659	9,687
09/30/1994	10,259	10,359
12/31/1994	10,319	10,166
03/31/1995	11,011	10,635
06/30/1995	12,131	11,631
09/30/1995	13,005	12,780
12/31/1995	12,644	13,058
03/31/1996	14,443	13,725
06/30/1996	15,388	14,411
09/30/1996	14,780	14,460
12/31/1996	15,526	15,212
03/31/1997	15,404	14,424
06/30/1997	16,660	16,764
09/30/1997	19,125	19,258
12/31/1997	18,550	18,613
03/31/1998	21,107	20,484
06/30/1998	21,379	19,529
09/30/1998	16,782	15,596
12/31/1998	18,989	18,140
03/31/1999	17,159	17,157
06/30/1999	21,722	19,824
09/30/1999	20,793	18,571
12/31/1999	24,644	21,997

23 | The Royce Funds Annual Report 1999

Includes reinvestment of distributions.
ROYCE OPPORTUNITY FUND	PERFORMANCE AND PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99

Fourth Quarter 1999*	15.3%
Jul-Dec 1999*	14.8
1-Year	32.3
3-Year	18.8
Since Inception (11/19/96)	20.0

*Not annualized.

MORNINGSTAR VOLATILITY MEASURES*

	ROF	Category Median	Best Quartile Breakpoint
Standard Deviation	23.85	25.72	20.95
Mstar Risk Ratio	1.05	1.31	1.14
Beta	0.73	1.00	0.82

*Three years ended 12/31/99. Category Median and Best Decile Breakpoint based on 289 small-cap objective funds (lowest expense class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

	ROF	Russell 2000
1/22/97-4/25/97	-1.1	-9.0
10/13/97-1/12/98	-10.1	-11.3
4/21/98-10/8/98	-33.6	-36.5

CALENDAR YEAR TOTAL RETURNS

Year	ROF

1999	32.3%
1998	4.9
1997	20.8

24 | The Royce Funds Annual Report 1999

MANAGER'S DISCUSSION

Royce Opportunity Fund (ROF), managed by Buzz Zaino, enjoyed a strong year. ROF was up 32.3%, significantly ahead of its benchmark, the small-cap oriented Russell 2000, which was up 21.3% in 1999. The Fund's average annual total return since inception (11/19/96) was 20.0%.

More than making up for its slow first-quarter start, the Fund substantially out-performed its benchmark in the second and third quarters and then performed solidly in the fourth quarter. The Fund's more opportunistic approach, which allows us to take on relatively more risk in a portfolio of primarily small- and micro-cap stocks, was ideally suited to a market driven by the notion that more risk meant more return. The Fund benefited from its substantial weightings in technology companies, the dominant sector in 1999, as well as from some key positions in micro-cap companies, where higher risk, in the form of pricing inefficiencies and higher volatility creates the potential for higher returns. ROF's total realized and unrealized gain on investments in 1999 of $12,999,670 is a revealing indicator of its success.

Companies in the Technology sector made the greatest positive impact on the Fund's performance, with those in Industrial Products a distant second. Industry problems and market neglect kept insurance stocks in the Financial Intermediaries sector struggling for most of the year. However, their low prices also provided us with the opportunity to pick up new positions both in the reinsurer PXRE Group and the multi-line insurer WR Berkley, two companies that we think are very well managed and thus poised for a reversal of market fortunes. We also took new positions in FLIR Systems, a well-run designer and manufacturer of thermal imaging units, and two companies in the pumps, valves and bearings industry — Flowserve, whose consolidating, cost-cutting management should help to improve earnings, and Commercial Intertech (currently being acquired), whose declining price during the first and fourth quarters made it an even more attractive buy.

Seven new positions were among the Fund's top-ten holdings, including Keithley Instruments, a manufacturer of semiconductor testing equipment whose low price late in ‘98 and early in ‘99 attracted our attention as it transformed its product line, paid down debt and repurchased stock; Cubic, a dual-business company that builds military simulation systems and revenue collection systems for urban mass transit systems — London is a new client — that we think has terrific management, excellent financial characteristics and a major share of two fast-growing, little-noticed industries; Robotic Vision Systems, a machine vision product manufacturer, whose fourth-quarter turnaround was tied to the semiconductor capital equipment business cycle; and Arch Chemicals, a specialty chemicals company with talented management that was a spin-off of Olin Corporation. Exiting the portfolio, due to substantial price appreciation, was Adaptive Broadband, previously one of the Fund's larger holdings, whose price climbed to levels well in excess of our estimate of its value, no doubt helped along by 1999's mania for all things technological.

We are very pleased with the Fund's 1999 performance, and are excited about its long-term return potential. In our view, the portfolio is well-positioned to continue to take advantage of the opportunities in the small- and micro-cap sectors.

 GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Adaptive Broadband	$762,576
Photon Dynamics	714,544
Media 100	517,602
California Micro Devices	495,246
Keithley Instruments	482,668

Adaptive Broadband — New management at this network access equipment manufacturer concentrated the firm's product lines, sold off others and paid down debt. These moves helped the firm to reap great benefits from 1999's enormous appetite for technology stocks, and we sold our position after the stock price soared beyond our initial estimate of its full value.

Photon Dynamics — A depressed price for a company with few competitors first attracted us to this manufacturer of test equipment for the flat panel display industry. Its business began to grow and the market followed as the company's stock price soared during 1999's fourth quarter.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss

Modtech Holdings	$414,966
American Bank Note Holographics	358,673
AMC Entertainment	288,492
Pameco Corporation	265,971
HMT Technology	263,749

Modtech — A 1999 turnaround failed to materialize for this modular builder because political wrangling held up a contract to build schools in California.

American Bank Note Holographics — What first appeared to be a profitable and promising manufacturer of holographic financial products turned out to be a company engaging in fraudulent accounting practices. We subsequently sold our position.

 PORTFOLIO DIAGNOSTICS
Median Market Cap.	$203 million
Weighted Average P/E Ratio	12.9x
Weighted Average P/B Ratio	1.2x
Weighted Average Yield	0.9%
Fund Net Assets	$60 million
Turnover Rate	122%
Symbol	RYPNX

TOP 10 POSITIONS % of Net Assets

Bell Microproducts	1.2%
Keithley Instruments	1.2
MSC.Software	1.1
Robotic Vision Systems	1.1
Cable Design Technologies	1.0
Arch Chemicals	1.0
Cubic	0.9
ESSTechnology	0.9
Precision Castparts	0.9
Good Guys (The)	0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Technology	33.5%
Industrial Products	28.6
Industrial Services	9.8
Consumer Services	5.9
Natural Resources	4.9
Consumer Products	4.7
Health	2.4
Financial Intermediaries	2.0
Miscellaneous	4.8
Bond	0.1
Cash &Cash Equivalents	3.3

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000
Value of $10,000 Invested on 11/19/96

	ROF	Russell 2000
12/15/93	10,000	10,000
12/31/96	10,520	10,476
3/31/97	10,420	9,933
6/30/97	11,620	11,545
9/30/97	13,340	13,262
12/31/97	12,711	12,818
3/31/98	14,129	14,106
6/30/98	13,678	13,449
9/30/98	10,929	10,740
12/31/98	13,336	12,492
3/31/99	11,719	11,815
6/30/99	15,374	13,652
9/30/99	15,307	12,789
12/31/99	17,648	15,148

25 | The Royce Funds Annual Report 1999

Includes reinvestment of distributions.

Q&A WITH CHUCK ROYCE, WHITNEY GEORGE AND JACK FOCKLER

Senior staff members Chuck Royce, Jack Fockler and Whitney George recently sat down to discuss some of the changes that have taken place in mutual fund investing. Chuck Royce has been President of Royce & Associates since 1973 and manages most of the firm's offerings. Whitney George, who joined the firm as an analyst in 1991 and became a portfolio manager in 1997, is a Vice President and Managing Director of Royce & Associates and portfolio manager of Royce Low-Priced Stock Fund. Vice President and Managing Director of Royce & Associates, Jack Fockler has worked closely with Chuck since joining the firm in 1989. Jack, Whitney and Chuck are also members of the firm's Executive Committee.

Jack: Individual stocks such as Microsoft and AOL have had extraordinary returns through the ‘90s. At the same time, managed account investing is no longer the exclusive province of the wealthiest institutions and individuals. Why, then, should investors buy mutual funds today?

Chuck: The classic argument in favor of mutual fund investing was to build a diversified investment portfolio by using an active manager or by investing in an index. Recently, the Internet has given individual investors access to information, trading, and order placement that they lacked five or ten years ago. It has also provided people with a greater sense of control over their money. However, these developments have not invalidated the idea that there are advantages to professional management, particularly in the small-cap world, even if this year's results and the longer-term returns of a few very successful stocks appear to have obscured its importance.

Whitney: The individual may feel that he or she is winning in the short-term, especially if they've invested in Internet stocks or those in the Nasdaq 100, but I have substantial doubts about the long-term viability of such high returns and the idea that risk doesn't need to be a primary consideration. With our approach, there is always an attempt to reduce risk, and we continue to view active professional management as having a distinct advantage over the long term. Which is not to say that owning mutual funds is mutually exclusive from owning individual stocks, only that there are important differences between the two.

Jack: Do you think that there has been a tendency among investment managers to emphasize short-term performance?

Whitney: To some degree, this is true. Money managers have to answer to shareholders and institutional clients, and no manager wants to have to explain why he or she didn't do something that they could have done. As a result, many professional investors have hopped on the momentum bandwagon to pacify and preserve their client base, even if they may not think it's the right move over the long term.

Chuck: I agree. The dream of high performance with little or no consideration of risk has affected almost everyone to a certain extent, so it's understandable that some professional investors would capitulate to the trend. We're looking like the turtles in this race because we continue to pick stocks the way we always have. Fortunately, we have very experienced managers and a solid base of informed investors in our open-and closed-end funds, as well as in our institutional business.

Jack: Chuck, when you began to manage Pennsylvania Mutual Fund in the early ‘70s, you weren't wed to a particular asset class or investment style—you simply bought the stocks of companies that satisfied your own risk-averse criteria. Did the increasing professionalization and popularity of money management in the ‘90s have a negative effect by limiting managers to style and asset categories too rigidly? How valid are the lines that many of us draw between value and growth?

26 | The Royce Funds Annual Report 1999

Chuck: I think it has had an unintended limiting effect, but more in terms of investment style than asset class. Many companies that we look at don't fit the classic, Ben Graham-style value mold, but they probably wouldn't be classified as growth companies, either. We try to buy cheap companies that we believe have the potential to grow, but we also pay close attention to risk factors that should give us protection against the downside. I don't really like being considered a straight-out value investor. I want to be known as a very good investor in the small-cap world, one who takes into account both risk and reward. Whether small-cap growth is doing better than value, or vice-versa, is not something that affects our day-to-day work.

Jack: Has the delineation of asset classes and investment styles created too much emphasis on relative performance and not enough on absolute?

Whitney: Unfortunately, there's no question that relative performance is the name of the game today. We've often said that you can't eat from the table of relative performance, but many investors think that a fund's investment objective is to be the top performer in its asset class every single quarter. We think our job as active managers is to deliver above-average absolute returns, adjusted for both risk and inflation. We try to accomplish this over long-term periods, usually three or more years. It's unreasonable to expect a manager to outperform in every short-term performance period. It's a nice idea, and we're certainly proud of our relative performance achievements, but that's not our goal. Short-term returns are only important insofar as they contribute to the goal of building strong absolute returns over the long term.

I want to be known as a very good investor in the small-cap world, one who takes into account both risk and reward. Whether small-cap growth is doing better than value, or vice-versa, is not something that affects our day-to-day work.

Jack: Is it old-fashioned to talk about absolute performance when so many investors own funds in different classes with different styles and are generally just looking at the top performers in the most recent period and making their picks that way?

Chuck: It's true that many people tend to invest by looking in the rearview mirror—they want yesterday's stellar returns today and in the future. Since this is essentially impossible, we think that investors should look instead at a fund's long-term returns and how they were achieved. They should also learn about a manager's methodology, philosophy and risk tolerance. Unfortunately, the typical investor presumes that what worked in the last few years will work in the next few. We're thrilled that some of The Royce Funds did well last year, but I certainly couldn't have predicted in 1998 which portfolios would do well in 1999. There was no way of telling that Royce Total Return Fund would have been a disappointment or that Royce Select Fund and Royce Trust & GiftShares Fund would perform so well. I'm sure that this year will have its own surprises. This takes us back to the importance of staying true to our approach over the long haul.

27 | The Royce Funds Annual Report 1999

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION

FIRM UPDATES

W. Whitney George became the Portfolio Manager for Royce Low-Priced Stock Fund effective January 1, 2000. Mr. George, a Managing Director and Senior Portfolio Manager, has been actively involved with the Fund for several years.

The Investment Classes of all of our funds are available directly through The Royce Funds. Royce Premier Fund, Royce Total Return Fund and Royce Low-Priced Stock Fund are also generally available for purchase on a no-transaction-fee basis through most mutual fund supermarkets (discount brokers). Following recent changes, other Royce Funds, including Pennsylvania Mutual Fund (PMF), Royce Micro-Cap Fund (RMC) and Royce Opportunity Fund, can be purchased through the supermarkets on a transaction-fee basis, or in the case of PMF and RMC, through full service brokers. Royce Select Fund is generally available through financial advisors, while Royce Trust & GiftShares Fund can be purchased directly through The Royce Funds and through certain brokerage firms.

Effective January 1, 2000, The Royce Funds' early redemption fee period was reduced from one year to six months. This policy, which applies to purchases made directly or through mutual fund supermarkets (discount brokers), assesses an early redemption fee of 1% to discourage short-term investing. (There are no redemption fees on Royce Trust & GiftShares Fund — Investment Class, and the redemption fee period for Royce Select Fund remains at three years.)

We are pleased to report that we began the new year with no Y2K-related problems in our internal computer systems.

[GRAPHIC: Computer monitor with The Royce Funds displayed on the screen]

NEW @ www.roycefunds.com

We completed the redesign of our website in November, with a new look for our homepage and improved navigation. Please e-mail us at funds@roycenet.com and let us know what you think.

This Annual Report is available on our website in both PDF (Portable Document Format) for easy printing and HTML format for easy online reading.

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Historical market trends are not necessarily indicative of future market movements. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The lower the risk ratio, the lower a fund's downside volatility has been. For the 289 funds in the small-cap objective category with a three-year history, the average Morningstar risk ratio was 1.35 for the three years ended 12/31/99. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P500 equal to 1.00. A low beta means that a fund's market reflected volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Wilshire Small-cap Value, Nasdaq Composite, Nasdaq 100, Dow Jones Industrial Average and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor: Royce Fund Services, Inc.

28 | The Royce Funds Annual Report 1999

SCHEDULES OF INVESTMENTS	DECEMBER 31, 1999

ROYCE PREMIER FUND
COMMON STOCKS — 91.1%
	SHARES	VALUE
Consumer Products—2.1%
Apparel and Shoes—0.9%
Wolverine World Wide	451,800	$ 4,941,562

Sports and Recreation—1.2%
Oakley*	1,191,300	6,626,606

		11,568,168

Consumer Services—1.8%
Retail Stores—1.8%
Charming Shoppes*	1,556,800	10,313,800

Financial Intermediaries—12.9%
Insurance—12.9%
Commerce Group	533,900	13,948,137
Erie Indemnity Company Cl. A	299,900	9,709,263
Medical Assurance*	400,190	8,479,026
RenaissanceRe Holdings	209,600	8,567,400
Wesco Financial	44,550	10,914,750
White Mountains Insurance Group	64,600	7,784,300
Zenith National Insurance	682,000	14,066,250

		73,469,126

Financial Services—10.4%
Information and Processing—2.3%
Fair, Isaac and Co.	251,300	13,318,900

Insurance Brokers—4.8%
Blanch (E.W.) Holdings	153,800	9,420,250
Gallagher (Arthur J.) & Co.	272,900	17,670,275

		27,090,525

Investment Management—3.3%
John Nuveen Company Cl. A	216,800	7,818,350
Pioneer Group (The)*	689,900	10,865,925

		18,684,275

		59,093,700

Health—3.1%
Surgical Products and Devices—3.1%
Haemonetics*	746,000	17,764,125

Industrial Products—13.8%
Building Systems and Components—2.6%
Simpson Manufacturing*	331,300	14,494,375

Construction Materials—2.7%
Florida Rock Industries	453,700	15,624,294

Machinery—4.6%
Lincoln Electric Holdings	723,990	14,932,294
Nordson	232,800	11,232,600

		26,164,894

Pumps, Valves and Bearings—1.5%
Roper Industries	223,500	8,451,094

Textiles—2.4%
Unifi*	1,116,700	13,749,369

		78,484,026

Industrial Services—14.8%
Commercial Services—4.6%
Interim Services*	784,900	19,426,275
Shared Medical Systems	135,000	6,876,562

		26,302,837

Engineering and Construction—1.5%
Morrison Knudsen*	1,093,000	8,539,062

Printing—2.2%
Bowne & Co.	381,100	5,144,850
New England Business Service	298,900	7,304,369

		12,449,219

Transportation and Logistics—6.5%
Air Express International	475,500	15,364,594
C. H. Robinson Worldwide	93,300	3,708,675
Circle International Group	278,100	6,187,725
Expeditors International of Washington	121,600	5,327,600
Pittston Brink's Group	276,700	6,087,400

		36,675,994

		83,967,112

Natural Resources—8.0%
Energy Services—1.3%
Nabors Industries*	250,100	7,737,469

Gold—1.3%
Anglogold ADR+	280,100	7,195,069

Oil and Gas—5.4%
Tom Brown*	886,610	11,858,409
Devon Energy	230,100	7,564,537
Renaissance Energy*	1,113,300	11,183,131

		30,606,077

		45,538,615

Technology—24.2%
Aerospace/Defense—3.9%
Curtiss-Wright	361,600	13,334,000
Woodward Governor	309,556	8,512,790

		21,846,790

Components and Systems—4.0%
Dionex*	236,700	9,749,081
National Instruments*	339,950	13,003,087

		22,752,168

Distribution—4.5%
Arrow Electronics*	240,200	6,095,075
Avnet	318,881	19,292,301

		25,387,376

Semiconductors and Equipment—1.3%
Dallas Semiconductor	111,300	7,171,894

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
29 | The Royce Funds Annual Report 1999

ROYCE PREMIER FUND (continued)
Technology (continued)
Software/Services—9.4%
American Management Systems*	177,100	5,556,513
CIBER*	180,000	4,950,000
Comdisco	562,600	20,956,850
Keane*	140,400	4,457,700
National Computer Systems	470,700	17,710,087

		53,631,150

Telecommunication—1.1%
Plantronics*	90,000	6,440,625
		137,230,003

TOTAL COMMON STOCKS
(Cost $397,732,441)		517,428,675

REPURCHASE AGREEMENT—5.8%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $32,721,816 (collateralized by U.S. Treasury Bonds, 6.50% — 8.50% due 5/15/16 — 11/15/26, valued at $33,375,619) (Cost $32,715,000)		32,715,000

TOTAL INVESTMENTS—96.9%
(Cost $430,447,441)		550,143,675
CASH AND OTHER ASSETS LESS LIABILITIES—3.1%		17,689,908

NET ASSETS—100.0%		$567,833,583

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE MICRO-CAP FUND

COMMON STOCKS — 93.8%

	SHARES	VALUE
Consumer Products—10.7%
Apparel and Shoes—1.5%
North Face (The)*	167,300	$ 679,656
Oshkosh B'Gosh Cl. A	47,200	994,150

		1,673,806

Food/Beverage/Tobacco—0.9%
Barbeques Galore ADR+*	20,000	155,000
800 JR Cigar*	95,400	828,787

		983,787

Home Furnishing/Appliances—3.3%
Bassett Furniture Industries	45,000	720,000
Conso International*	252,200	2,175,225
Lifetime Hoan	127,780	670,845
Neutral Posture Ergonomics*	127,200	166,950

		3,733,020

Publishing—1.5%
Gibson Greetings*	75,000	672,656
Marvel Enterprises*	185,400	1,019,700

		1,692,356

Sports and Recreation—1.0%
Aldila*	348,500	479,188
Johnson Worldwide Associates Cl. A*	45,250	320,992
Lund International Holdings*	65,750	386,281

		1,186,461

Other Consumer Products—2.5%
Lazare Kaplan International*	243,700	1,980,062
Rock of Ages Cl. A*	83,500	380,969
Velcro Industries	34,100	411,331

		2,772,362

		12,041,792

Consumer Services—1.6%
Restaurants/Lodgings—0.5%
Pizza Inn	133,400	550,275

Retail Stores—1.1%
Mikasa	70,000	704,375
Stein Mart*	56,200	319,637
Urban Outfitters*	7,900	230,088

		1,254,100

		1,804,375

30 | The Royce Funds Annual Report 1999

Financial Intermediaries—2.5%
Banking—0.3%
Bay Bancshares	20,000	$357,500

Insurance—2.2%
Capitol Transamerica	20,835	209,652
Highlands Insurance Group*	63,200	600,400
NYMAGIC	41,800	551,238
Navigators Group*	33,600	336,000
Nobel Insurance*	33,750	8,437
PXRE Group	55,800	725,400

		2,431,127

		2,788,627

Financial Services—2.1%
Information and Processing—1.5%
Duff & Phelps Credit Rating	19,600	1,743,175

Insurance Brokers—0.4%
CorVel*	20,000	470,000

Investment Management—0.2%
U.S. Global Investors Cl. A*	137,000	205,500

		2,418,675

Health—5.0%
Commercial Services—3.0%
ChiRex*	43,300	633,263
PAREXEL International*	115,600	1,365,525
Young Innovations*	98,100	1,440,844

		3,439,632

Drugs and Biotech—1.8%
Aurora Biosciences*	50,000	1,325,000
BioReliance*	100,700	575,878
Cerus Corporation*	5,000	132,500

		2,033,378

Surgical Products and Devices—0.2%
Allied Healthcare Products*	71,000	168,625

		5,641,635

Industrial Products—13.9%
Building Systems and Components—3.4%
Falcon Products	52,500	452,812
Simpson Manufacturing*	36,200	1,583,750
Thor Industries	58,800	1,789,725

		3,826,287

Construction Materials—2.8%
Florida Rock Industries	57,200	1,969,825
Puerto Rican Cement	37,000	1,258,000

		3,227,825

Industrial Components—0.9%
Woodhead Industries	85,800	997,425

Machinery—0.1%
DeVlieg-Bullard*	570,000	79,800

Paper and Packaging—1.2%
PalEx*	200,400	1,402,800

Pumps, Valves and Bearings—1.8%
Denison International ADR+*	67,400	690,850
NN Ball & Roller	55,700	403,825
Sun Hydraulics	137,600	894,400

		1,989,075

Specialty Chemicals and Materials—2.1%
CFC International*	105,600	693,000
Chemfab*	56,400	881,250
Hauser*	51,300	160,312
Synalloy	80,700	605,250

		2,339,812

Textiles—0.3%
Fab Industries	30,700	331,944

Other Industrial Products—1.3%
Aerovox*	224,200	700,625
BHA Group Holdings	74,346	585,475
Mestek*	12,000	243,000

		1,529,100

		15,724,068

Industrial Services—15.1%
Commercial Services—5.5%
Applied Analytical Industries*	78,700	718,137
Business Resource Group*	168,400	894,625
Carlisle Holdings*	172,900	2,074,800
Cornell Corrections*	77,200	646,550
RCM Technologies*	69,600	1,200,600
RemedyTemp Cl. A*	34,200	649,800

		6,184,512

Engineering and Construction—2.9%
Sevenson Environmental Services	229,880	2,212,595
Stone & Webster	67,100	1,128,119

		3,340,714

Food/Tobacco Processors—0.5%
Midwest Grain Products*	80,550	594,056

Industrial Distribution—0.2%
MPW Industrial Services Group*	28,800	228,600

Printing—1.1%
Ennis Business Forms	154,600	1,198,150

Transportation and Logistics— 4.9%
AirNet Systems*	152,700	1,087,988
Circle International Group	48,200	1,072,450
Forward Air*	28,400	1,231,850
Frozen Food Express Industries*	100,050	387,694
Kenan Transport	34,430	1,091,001
Pittston BAX Group	64,600	686,375

		5,557,358

		17,103,390

31 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP FUND (continued)
Natural Resources—6.2%
Energy Services—2.8%
Carbo Ceramics	70,600	1,544,375
Dril-Quip*	31,500	956,812
Input/Output*	129,800	657,113

		3,158,300

Oil and Gas—3.4%
Denbury Resources*	211,800	913,387
PetroCorp*	202,300	1,175,869
Titan Exploration*	324,100	1,762,294

		3,851,550

		7,009,850

Technology—32.2%
Aerospace/Defense—1.8%
Cubic	52,900	1,157,187
Woodward Governor	30,448	837,320

		1,994,507

Components and Systems—10.8%
CEM*	67,600	726,700
Coherent*	46,300	1,238,525
Ezenia!*	116,100	921,544
HMT Technology*	154,000	616,000
Indigo*	10,000	31,875
MOCON	162,975	977,850
Newport	21,900	1,001,925
PCD*	84,500	570,375
Penn Engineering & Manufacturing	29,300	677,562
Perceptron*	65,000	260,000
Performance Technologies*	54,250	942,594
Rainbow Technologies*	103,450	2,405,212
SBS Technologies*	19,700	719,050
Spectra-Physics Lasers*	32,500	910,000
TransAct Technologies*	33,500	253,344

		12,252,556

Distribution—4.9%
Jaco Electronics*	101,800	528,087
Kent Electronics*	18,800	427,700
Pioneer-Standard Electronics	151,100	2,181,506
Richardson Electronics	317,000	2,377,500

		5,514,793

Semiconductors and Equipment—2.1%
Electroglas*	40,600	1,030,225
Exar*	11,000	647,625
Veeco Instruments*	14,600	683,462

		2,361,312

Software/Services—10.1%
CCC Information Services Group*	43,900	751,788
CFI ProServices*	20,000	163,750
CSP*	123,523	941,863
JDA Software Group*	70,900	1,160,987
Kronos*	62,700	3,762,000
MSC.Software*	84,700	857,588
Mastech Corporation*	51,300	1,269,675
New Horizons Worldwide*	68,900	818,187
SPSS*	24,800	626,200
Tyler Technologies*	200,400	1,102,200

		11,454,238

Telecommunication—2.5%
InterVoice-Brite*	50,000	1,162,500
Quanta Services*	5,000	141,250
REMEC*	59,200	1,509,600

		2,813,350

		36,390,756

Miscellaneous—4.5%		4,997,665

TOTAL COMMON STOCKS
(Cost $88,873,670)		105,920,833

REPURCHASE AGREEMENT—4.1%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $4,690,977 (collateralized by U.S. Treasury Bonds, 7.25% — 8.50% due 5/15/16 — 2/15/20, valued at $4,787,550) (Cost $4,690,000)		4,690,000

TOTAL INVESTMENTS—97.9%
(Cost $93,563,670)		110,610,833
CASH AND OTHER ASSETS LESS LIABILITIES—2.1%		2,358,565

NET ASSETS—100.0%		$112,969,398

32 | The Royce Funds Annual Report 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENNSYLVANIA MUTUAL

COMMON STOCKS — 97.1%

	SHARES	VALUE
Consumer Products—9.4%
Apparel and Shoes—2.9%
Garan	89,500	$ 2,561,938
K-Swiss Cl. A	93,100	1,729,623
**North Face (The)*	461,500	1,874,844
Oshkosh B'Gosh Cl. A	130,100	2,740,231
Weyco Group	196,600	5,050,162
Wolverine World Wide	46,700	510,781

		14,467,579

Collectibles—0.5%
**Department 56*	56,700	1,282,838
Enesco Group	106,400	1,177,050

		2,459,888

Food/Beverage/Tobacco—0.1%
**800 JR Cigar*	78,000	677,625

Home Furnishing/Appliances— 1.4%
Bassett Furniture Industries	173,575	2,777,200
Burnham Corporation Cl. A	51,526	1,829,173
Conso International*	41,700	359,662
Lifetime Hoan	368,199	1,933,045

		6,899,080

Publishing—0.5%
**Marvel Enterprises*	419,600	2,307,800

Sports and Recreation—1.5%
Johnson Worldwide Associates Cl. A*	193,970	1,375,975
Lund International Holdings*	217,800	1,279,575
**Oakley*	371,700	2,067,581
Sturm, Ruger & Co.	325,000	2,884,375

		7,607,506

Other Consumer Products—2.5%
Koala Corporation*	33,000	462,000
Lazare Kaplan International*	136,500	1,109,063
**Matthews International Cl. A	138,200	3,800,500
Velcro Industries	601,500	7,255,594

		12,627,157

		47,046,635

Consumer Services—3.7%
Restaurants/Lodgings—0.8%
Buffets*	404,400	4,044,000

Retail Stores—2.9%
Charming Shoppes*	869,600	5,761,100
**Claire's Stores	73,700	1,649,038
Mikasa	202,200	2,034,638
**Sunglass Hut International*	262,100	2,948,625
Urban Outfitters*	75,700	2,204,762

		14,598,163

		18,642,163

Financial Intermediaries—9.7%
Banking—1.9%
Baker Boyer Bancorp	31,300	1,690,200
Community Banks	65,677	1,502,361
F & M Bancorporation (OK)	13,800	814,200
Farmers & Merchants Bank of Long Beach	1,266	3,304,260
Hanmi Bank*	27,848	400,315
Oriental Financial Group	84,833	1,871,628

		9,582,964

Insurance—7.8%
Alleghany Corporation*	5,409	1,003,369
Argonaut Group	31,700	630,038
Baldwin & Lyons Cl. B	115,678	2,559,376
Berkley (W. R.)	38,700	807,862
Capitol Transamerica	163,745	1,647,684
Chicago Title	40,609	1,878,166
Commerce Group	92,542	2,417,660
Medical Assurance*	230,909	4,892,384
**Mutual Risk Management	257,900	4,335,944
Old Republic International	67,300	916,963
PMA Capital Cl. A	231,932	4,609,648
RLI	46,681	1,587,154
Trenwick Group	233,800	3,959,988
Wesco Financial	13,560	3,322,200
Zenith National Insurance	211,000	4,351,875

		38,920,311

		48,503,275

Financial Services—10.2%
Information and Processing—3.6%
BARRA*	78,000	2,476,500
Duff & Phelps Credit Rating	87,099	7,746,367
Fair, Isaac and Co.	69,100	3,662,300
Investors Financial Services	85,608	3,937,968

		17,823,135

Insurance Brokers—4.4%
Blanch (E.W.) Holdings	58,000	3,552,500
Clark/Bardes Holdings*	109,100	1,568,312
Crawford & Co. Cl. A	386,875	4,400,703
Gallagher (Arthur J.) & Co.	147,500	9,550,625
Hilb, Rogal & Hamilton	108,600	3,067,950

		22,140,090

Investment Management—2.2%
Affiliated Managers Group*	73,300	2,964,069
John Nuveen Company Cl. A	67,800	2,445,037
Nvest LP	88,800	1,409,700
Phoenix Investment Partners	226,600	1,841,125
Pioneer Group (The)*	161,300	2,540,475

		11,200,406

		51,163,631

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
33 | The Royce Funds Annual Report 1999

Health—3.0%
Commercial Services—0.9%
PAREXEL International*	223,500	2,640,094
**Young Innovations*	129,000	1,894,688

		4,534,782

Drugs and Biotech—0.8%
BioReliance*	92,800	530,700
Chiron*	81,400	3,449,325

		3,980,025

Surgical Products and Devices—1.3%
Haemonetics*	273,400	6,510,337

		15,025,144

Industrial Products—16.7%
Building Systems and Components— 6.0%
Falcon Products	310,500	2,678,063
International Aluminum	131,700	3,094,950
Kimball International Cl. B	178,000	2,937,000
Liberty Homes Cl. A	93,350	764,303
Liberty Homes Cl. B	21,950	174,228
Preformed Line Products Company	189,786	3,131,469
Simpson Manufacturing*	179,900	7,870,625
Skyline	156,800	3,684,800
Thor Industries	183,100	5,573,106

		29,908,544

Construction Materials—3.3%
Ash Grove Cement Company	50,018	5,001,800
Ash Grove Cement Company Cl. B	5,000	500,000
Florida Rock Industries	189,900	6,539,681
Puerto Rican Cement	135,600	4,610,400

		16,651,881

Industrial Components—0.3%
Woodhead Industries	104,650	1,216,556

Machinery—1.5%
Lincoln Electric Holdings	257,380	5,308,463
Nordson	48,900	2,359,425

		7,667,888

Paper and Packaging—1.2%
CLARCOR	58,175	1,047,150
Liqui-Box	60,800	3,009,600
PalEx*	286,300	2,004,100

		6,060,850

Pumps, Valves and Bearings—0.9%
Kaydon Corporation	172,300	4,619,794

Specialty Chemicals and Materials— 2.2%
CFC International*	149,200	979,125
Chemfab*	74,300	1,160,938
Lilly Industries Cl. A	377,861	5,077,507
MacDermid	86,231	3,540,860

		10,758,430

Textiles—0.5%
Fab Industries	189,232	2,046,071
Unifi*	46,300	570,069

		2,616,140

Other Industrial Products—0.8%
BHA Group Holdings	189,857	1,495,124
Myers Industries	148,645	2,341,159

		3,836,283

		83,336,366

Industrial Services—16.2%
Advertising/Publishing—1.2%
Grey Advertising	8,031	3,212,400
True North Communications	63,300	2,828,719

		6,041,119

Commercial Services—3.5%
ABM Industries	96,600	1,968,225
CDI*	57,900	1,396,837
**Carlisle Holdings*	310,500	3,726,000
Cornell Corrections*	102,700	860,113
Interim Services*	222,600	5,509,350
Modis Professional Services*	282,300	4,022,775

		17,483,300

Engineering and Construction—2.4%
Danaher	16,073	775,522
Morrison Knudsen*	462,500	3,613,281
Sevenson Environmental Services	234,400	2,256,100
Stone & Webster	171,100	2,876,619
Willbros Group*	481,950	2,229,019

		11,750,541

Food/Tobacco Processors—1.5%
Farmer Bros.	18,475	2,937,525
Midwest Grain Products*	369,950	2,728,381
Standard Commercial	545,521	1,943,419

		7,609,325

Industrial Distribution—0.2%
Ritchie Bros. Auctioneers*	42,100	1,168,275
Printing—2.3%
Bowne & Co.	183,300	2,474,550
Ennis Business Forms	346,100	2,682,275
New England Business Service	129,900	3,174,431
Standard Register (The)	155,210	3,007,194

		11,338,450

Transportation and Logistics—5.1%
Air Express International	178,330	5,762,288
AirNet Systems*	108,200	770,925
Arnold Industries	445,048	6,258,488
Circle International Group	298,874	6,649,947
Fritz Companies*	59,000	619,500
Frozen Food Express Industries	418,867	1,623,110
Kenan Transport	76,300	2,417,756

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
34 | The Royce Funds Annual Report 1999

Pittston BAX Group	126,300	1,341,937

		25,443,951

		80,834,961

Natural Resources—7.0%
Energy Services—2.3%
**Carbo Ceramics	164,000	3,587,500
Global Industries*	109,400	943,575
Helmerich & Payne	136,700	2,981,769
Input/Output*	337,800	1,710,112
Nabors Industries*	27,600	853,875
Tidewater	32,000	1,152,000

		11,228,831

Oil and Gas—4.1%
Barrett Resources*	156,200	4,598,138
Tom Brown*	325,600	4,354,900
Denbury Resources*	1,254,272	5,409,048
Devon Energy	107,300	3,527,487
PetroCorp*	99,700	579,506
Titan Exploration*	404,400	2,198,925

		20,668,004

Real Estate—0.6%
Consolidated-Tomoka Land	39,800	507,450
FRP Properties*	102,500	2,408,750

		2,916,200

		34,813,035

Technology—16.7%
Aerospace/Defense—2.1%
Curtiss-Wright	185,400	6,836,625
Woodward Governor	145,772	4,008,730

		10,845,355

Components and Systems—4.8%
CEM*	49,000	526,750
Coherent*	149,500	3,999,125
Dionex*	132,276	5,448,118
Ezenia!*	98,100	778,669
MOCON	73,400	440,400
National Instruments*	80,250	3,069,562
**Newport	44,700	2,045,025
PCD*	91,100	614,925
Penn Engineering & Manufacturing	210,750	4,873,594
Penn Engineering & Manufacturing Cl. A	47,050	993,931
Perceptron*	215,800	863,200
Scitex*	25,000	364,062

		24,017,361

Distribution—1.7%
Arrow Electronics*	40,500	1,027,687
Avnet	91,374	5,528,127
Richardson Electronics	270,262	2,026,965

		8,582,779

Semiconductors and Equipment— 3.4%
ADE*	50,000	825,000
Credence Systems*	15,400	1,332,100
Dallas Semiconductor	28,400	1,830,025
Electroglas*	171,100	4,341,663
**Exar*	68,800	4,050,600
Helix Technology	48,000	2,151,000
Kulicke & Soffa Industries*	39,600	1,685,475
PRI Automation*	10,000	671,250

		16,887,113

Software/Services—4.1%
Cognex*	101,200	3,946,800
Comdisco	78,800	2,935,300
Harbinger*	41,300	1,313,856
JDA Software Group*	183,800	3,009,725
Kronos*	21,900	1,314,000
MSC.Software*	144,500	1,463,062
National Computer Systems	166,106	6,249,738
**Syntel*	25,600	414,400

		20,646,881

Telecommunication—0.6%
**Plantronics*	26,900	1,925,031
REMEC*	37,800	963,900

		2,888,931

		83,868,420

Miscellaneous—4.5%		22,623,682

TOTAL COMMON STOCKS
(Cost $331,886,490)		485,857,312

REPURCHASE AGREEMENT—3.1%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $15,230,172 (collateralized by U.S. Treasury Bonds, 7.25% — 8.50% due 5/15/16 — 2/15/20, valued at $15,539,700) (Cost $15,227,000)		15,227,000

TOTAL INVESTMENTS—100.2%
(Cost $347,113,490)		501,084,312
LIABILITIES LESS CASH AND OTHER ASSETS—(0.2)%		(768,640)

NET ASSETS—100.0%		$500,315,672

35 | The Royce Funds Annual Report 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE SELECT FUND

COMMON STOCKS — 98.3%
	SHARES	VALUE
Consumer Products—6.2%
Apparel and Shoes—2.9%
North Face (The)*	70,500	$ 286,406

Food/Beverage/Tobacco—2.0%
800 JR Cigar*	22,600	196,338

Other Consumer Products—1.3%
Lazare Kaplan International*	9,000	73,125
Velcro Industries	4,300	51,869

		124,994

		607,738

Consumer Services—2.9%
Restaurants/Lodgings—1.3%
Buffets*	13,300	133,000

Retail Stores—1.6%
Claire's Stores	7,000	156,625

		289,625

Financial Intermediaries—16.0%
Insurance—16.0%
Erie Indemnity Company Cl. A	3,800	123,025
Frontier Insurance Group	52,000	178,750
LaSalle Re Holdings	19,900	328,350
Medical Assurance*	14,750	312,516
PMA Capital Cl. A	16,400	325,950
Zenith National Insurance	15,000	309,375

		1,577,966

Financial Services—2.7%
Information and Processing— 2.7%
Fair, Isaac and Co.	5,000	265,000

Health—6.5%
Commercial Services—4.5%
Schein (Henry)*	33,500	445,969

Surgical Products and Devices— 2.0%
Haemonetics*	8,000	190,500

		636,469

Industrial Products—9.2%
Construction Materials—1.9%
Florida Rock Industries	5,500	189,406

Machinery—3.4%
Lincoln Electric Holdings	13,700	282,562
Nordson	1,000	48,250

		330,812

Paper and Packaging—1.4%
Peak International*	14,000	143,500

Specialty Chemicals and Materials—1.3%
Arch Chemicals	6,000	125,625

Other Industrial Products—1.2%
BHA Group Holdings	15,600	122,850

		912,193

Industrial Services—21.9%
Commercial Services—5.5%
CDI*	8,100	195,412
Interim Services*	14,200	351,450

		546,862

Engineering and Construction—5.9%
Morrison Knudsen*	17,600	137,500
Stone & Webster	17,000	285,812
Willbros Group*	33,300	154,013

		577,325

Transportation and Logistics—10.5%
Air Express International	5,000	161,562
AirNet Systems*	23,000	163,875
Aramex International*	20,800	191,100
Circle International Group	8,000	178,000
Pittston BAX Group	32,000	340,000

		1,034,537

		2,158,724

Natural Resources—14.4%
Energy Services—5.1%
Carbo Ceramics	8,200	179,375
Global Industries*	11,400	98,325
Input/Output*	45,000	227,813

		505,513

Oil and Gas—9.3%
Tom Brown*	20,000	267,500
Denbury Resources*	44,000	189,750
Titan Exploration*	85,000	462,187

		919,437

		1,424,950

Technology—18.5%
Aerospace/Defense—2.6%
Curtiss-Wright	6,800	250,750

Components and Systems—1.6%
National Instruments*	4,050	154,913

Distribution—9.8%
Arrow Electronics*	7,000	177,625
Avnet	4,400	266,200
Pioneer-Standard Electronics	20,000	288,750
Richardson Electronics	31,000	232,500

		965,075

Semiconductors and Equipment—2.2%
Align-Rite International*	10,000	219,375

Telecommunication—2.3%
REMEC*	9,000	229,500

		1,819,613

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
36 | The Royce Funds Annual Report 1999

TOTAL COMMON STOCKS
(Cost $8,146,358)		9,692,278

TOTAL INVESTMENTS—98.3%
(Cost $8,146,358)		9,692,278

CASH AND OTHER ASSETS LESS LIABILITIES—1.7%		165,419

NET ASSETS—100.0%		$9,857,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE TRUST & GIFTSHARES FUND

COMMON STOCKS — 85.6%
	SHARES	VALUE
Consumer Products—8.1%
Apparel and Shoes—0.9%
North Face (The)*	41,000	$ 166,562

Food/Beverage/Tobacco—1.5%
800 JR Cigar*	33,500	291,031

Publishing—1.9%
Marvel Enterprises*	65,000	357,500

Sports and Recreation—1.8%
Oakley*	60,000	333,750

Other Consumer Products—2.0%
Lazare Kaplan International*	22,800	185,250
Velcro Industries	17,000	205,062

		390,312

		1,539,155

Financial Intermediaries—8.4%
Insurance—8.4%
Frontier Insurance Group	78,300	269,156
LaSalle Re Holdings	23,200	382,800
Medical Assurance*	24,618	521,594
Zenith National Insurance	20,000	412,500

		1,586,050

Health—6.9%
Commercial Services—2.8%
Schein (Henry)*	40,000	532,500

Surgical Products and Devices—4.1%
Arrow International	12,500	362,500
Haemonetics*	17,600	419,100

		781,600

		1,314,100

Industrial Products—5.5%
Machinery—2.3%
Lincoln Electric Holdings	20,900	431,063

Paper and Packaging—1.6%
Peak International*	29,000	297,250

Specialty Chemicals and Materials—0.9%
Synalloy	22,000	165,000

Other Industrial Products—0.7%
BHA Group Holdings	17,443	137,364

		1,030,677

Industrial Services—18.6%
Commercial Services—8.5%
Interim Services*	22,900	566,775
Manpower	4,700	176,837
Olsten	34,000	384,625
RCM Technologies*	28,000	483,000

		1,611,237

37 | The Royce Funds Annual Report 1999

ROYCE TRUST & GIFTSHARES FUND (continued)
Industrial Services (continued)
Engineering and Construction—5.0%
Morrison Knudsen*	17,600	137,500
Stone & Webster	47,800	803,638

		941,138

Transportation and Logistics—5.1%
AirNet Systems*	45,000	320,625
Circle International Group	6,500	144,625
Pittston BAX Group	48,000	510,000

		975,250

		3,527,625

Natural Resources—14.8%
Energy Services—6.6%
Carbo Ceramics	22,000	481,250
Global Industries*	30,000	258,750
Input/Output*	100,000	506,250

		1,246,250

Gold—0.8%
Homestake Mining	20,000	156,250

Oil and Gas—7.4%
Barrett Resources*	4,300	126,581
Tom Brown*	12,500	167,187
Denbury Resources*	70,000	301,875
Devon Energy	4,200	138,075
Titan Exploration*	123,300	670,444

		1,404,162

		2,806,662

Technology—23.3%
Components and Systems—3.1%
National Instruments*	8,400	321,300
Newport	6,000	274,500

		595,800

Distribution—9.6%
Arrow Electronics*	9,000	228,375
Avnet	7,500	453,750
Kent Electronics*	9,700	220,675
Pioneer-Standard Electronics	30,000	433,125
Richardson Electronics	63,300	474,750

		1,810,675

Semiconductors and Equipment—1.1%
ESS Technology*	9,000	199,688

Software/Services—7.0%
CIBER*	15,000	412,500
JDA Software Group*	20,000	327,500
Kronos*	4,500	270,000
New Horizons Worldwide*	26,000	308,750

		1,318,750

Telecommunication—2.5%
REMEC*	18,900	481,950

		4,406,863

TOTAL COMMON STOCKS
(Cost $13,276,256)		16,211,132

REPURCHASE AGREEMENT—11.7%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $2,223,463 (collateralized by U.S. Treasury Bonds, 8.00% — 14.00% due 11/15/11 — 11/15/21, valued at $2,271,869) (Cost $2,223,000)		2,223,000

TOTAL INVESTMENTS—97.3%
(Cost $15,499,256)		18,434,132

CASH AND OTHER ASSETS LESS LIABILITIES—2.7%		508,841

NET ASSETS—100%		$18,942,973

38 | The Royce Funds Annual Report 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE TOTAL RETURN FUND

COMMON STOCKS — 89.4%

	SHARES	VALUE
Consumer Products—6.6%
Apparel and Shoes—1.4%
Garan	49,600	$ 1,419,800
Oshkosh B'Gosh Cl. A	41,100	865,669
Wolverine World Wide	115,000	1,257,812

		3,543,281

Collectibles—0.8%
Enesco Group	169,400	1,873,988

Home Furnishing/Appliances—2.1%
Bassett Furniture Industries	166,700	2,667,200
Flexsteel Industries	175,500	2,347,312
Lifetime Hoan	43,570	228,743

		5,243,255

Sports and Recreation—1.0%
Sturm, Ruger & Co.	283,000	2,511,625

Other Consumer Products—1.3%
Velcro Industries	222,000	2,677,875
WD-40	18,400	407,100

		3,084,975

		16,257,124

Consumer Services—0.9%
Retail Stores—0.9%
Claire's Stores	48,000	1,074,000
Mikasa	111,900	1,125,994

		2,199,994

Financial Intermediaries—15.5%
Banking—0.4%
Bank of the Ozarks	17,500	341,250
Texas Regional Bancshares Cl. A	20,000	580,000

		921,250

Insurance—15.0%
Argonaut Group	112,200	2,229,975
Berkley (W. R.)	88,000	1,837,000
Capitol Transamerica	182,800	1,839,425
Chicago Title	48,800	2,257,000
Commerce Group	64,100	1,674,612
Erie Indemnity Company Cl. A	79,000	2,557,625
LandAmerica Financial Group	75,600	1,389,150
LaSalle Re Holdings	34,900	575,850
Mutual Risk Management	98,000	1,647,625
NYMAGIC	134,300	1,771,081
Nationwide Financial Services Cl. A	45,000	1,257,188
Old Republic International	120,000	1,635,000
PMA Capital Cl. A	152,580	3,032,527
PXRE Group	171,424	2,228,512
Trenwick Group	326,860	5,536,191
White Mountains Insurance Group	18,500	2,229,250
Zenith National Insurance	178,800	3,687,750

		37,385,761

Securities Brokers—0.1%
Legg Mason	9,666	350,393

		38,657,404

Financial Services—6.8%
Information and Processing—0.3%
Duff & Phelps Credit Rating	8,000	711,500

Insurance Brokers—3.1%
Aon	45,000	1,800,000
Crawford & Co. Cl. A	202,700	2,305,712
Gallagher (Arthur J.) & Co.	58,400	3,781,400

		7,887,112

Investment Management—3.4%
Alliance Capital Management Holding L.P.	37,000	1,107,688
John Nuveen Company Cl. A	87,900	3,169,894
Mackenzie Financial	101,400	1,254,825
Phoenix Investment Partners	354,000	2,876,250

		8,408,657

		17,007,269

Health—1.7%
Surgical Products and Devices—1.7%
Arrow International	143,200	4,152,800

Industrial Products—25.2%
Building Systems and Components—4.1%
Falcon Products	178,300	1,537,837
Fleetwood Enterprises	47,000	969,375
International Aluminum	50,000	1,175,000
Kimball International Cl. B	100,200	1,653,300
++Mueller (Paul)	59,500	1,718,063
Skyline	40,000	940,000
Thor Industries	75,000	2,282,812

		10,276,387

Construction Materials—4.4%
Ameron International	20,500	811,031
Ash Grove Cement Company	610	61,000
Ash Grove Cement Company Cl. B	27,000	2,700,000
Florida Rock Industries	85,000	2,927,188
Oregon Steel Mills	272,900	2,166,144
Puerto Rican Cement	68,600	2,332,400

		10,997,763

Industrial Components—0.9%
Woodhead Industries	184,100	2,140,162

Machinery—3.1%
Lincoln Electric Holdings	188,300	3,883,688
Minuteman International	143,000	1,304,875
Nordson	51,300	2,475,225

		7,663,788

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
39 | The Royce Funds Annual Report 1999

ROYCE TOTAL RETURN FUND (continued)
Industrial Products (continued)
Paper and Packaging—0.4%
Peak TRENDS Trust	128,400	1,107,450

Pumps, Valves and Bearings—4.4%
Franklin Electric	22,900	1,607,294
Kaydon Corporation	30,000	804,375
NN Ball & Roller	549,900	3,986,775
Roper Industries	56,500	2,136,406
Sun Hydraulics	304,550	1,979,575
Tech/Ops Sevcon	43,700	437,000

		10,951,425

Specialty Chemicals and Materials—4.8%
Arch Chemicals	122,500	2,564,844
Brady (W.H.) Cl. A	78,700	2,670,881
Calgon Carbon	144,000	855,000
Lilly Industries Cl. A	100,000	1,343,750
MacDermid	40,000	1,642,500
Regal-Beloit	30,000	618,750
Synalloy	295,000	2,212,500

		11,908,225

Textiles—0.6%
Fab Industries	130,100	1,406,706

Other Industrial Products—2.5%
BHA Group Holdings	222,829	1,754,778
Baldor Electric	100,000	1,812,500
Landauer	49,600	1,085,000
Myers Industries	34,870	549,202
Tennant	30,000	982,500

		6,183,980

		62,635,886

Industrial Services—13.1%
Advertising/Publishing—1.0%
True North Communications	56,000	2,502,500

Commercial Services—3.4%
ABM Industries	134,800	2,746,550
Angelica	86,700	845,325
Hardinge	136,400	1,781,725
Manpower	18,400	692,300
Shared Medical Systems	18,000	916,875
Superior Uniform Group	164,200	1,477,800

		8,460,575

Engineering and Construction—0.4%
Sevenson Environmental Services	96,960	933,240

Food/Tobacco Processors—1.6%
DIMON	612,200	1,989,650
Universal	85,000	1,939,063

		3,928,713

Industrial Distribution—1.0%
Central Steel & Wire	3,898	2,377,780

Printing—1.0%
Ennis Business Forms	311,500	2,414,125
New England Business Service	10,000	244,375

		2,658,500

Transportation and Logistics—4.7%
Airborne Freight	52,500	1,155,000
Arnold Industries	202,800	2,851,875
Circle International Group	126,400	2,812,400
Frozen Food Express Industries*	456,635	1,769,461
Pittston BAX Group	288,800	3,068,500

		11,657,236

		32,518,544

Natural Resources—7.7%
Energy Services—3.0%
Carbo Ceramics	124,000	2,712,500
Helmerich & Payne	121,100	2,641,494
Lufkin Industries	67,700	1,015,500
Tidewater	29,000	1,044,000

		7,413,494

Gold—1.5%
Anglogold ADR+	143,600	3,688,725

Oil and Gas—1.4%
Devon Energy	65,100	2,140,162
Titan Exploration*	231,100	1,256,606

		3,396,768

Real Estate—1.8%
Chelsea GCA Realty	98,500	2,930,375
Redwood Trust	5,000	62,500
Thornburg Mortgage Asset	115,000	948,750
Vornado Realty Trust	20,000	650,000

		4,591,625

		19,090,612

Technology—6.6%
Aerospace/Defense—2.5%
Curtiss-Wright	76,800	2,832,000
Woodward Governor	120,100	3,302,750

		6,134,750

Components and Systems—0.8%
Innovex	30,000	281,250
Penn Engineering & Manufacturing Cl. A	78,600	1,660,425

		1,941,675

Distribution—2.0%
Avnet	63,200	3,823,600
Richardson Electronics	164,400	1,233,000

		5,056,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
40 | The Royce Funds Annual Report 1999

Technology (continued)
Software/Services—0.7%
Comdisco	50,100	1,866,225

Telecommunication—0.6%
Communications Systems	89,000	1,157,000

FirstWorld Communications
(Warrants)*	3,500	350,000

		1,507,000

		16,506,250

Utilities—0.5%
EnergySouth	11,950	247,963
NUI	35,000	923,125

		1,171,088

Miscellaneous—4.8%		11,898,870

TOTAL COMMON STOCKS
(Cost $233,550,936)		222,095,841

PREFERRED STOCKS—1.3%
Fleetwood Capital Trust 6.00% Conv.	50,000	1,625,000
Frontier Financing Trust 6.25% Conv.	50,000	850,000
Vornado Realty Trust 6.50% Conv.	15,000	699,375

TOTAL PREFERRED STOCKS
(Cost $3,766,406)		3,174,375

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—5.8%
Charming Shoppes 7.50%
Conv. Sub. Note due 7/15/06	$5,250,000	$5,355,000
Credence Systems 5.25%
Conv. Sub. Note due 9/15/02	1,000,000	1,362,500
Cymer 3.50%
Conv. Sub. Note due 8/06/04	1,000,000	1,107,500
FirstWorld Communications 0%
(Step)*** Sr. Note due 4/15/08	3,500,000	1,925,000
HMT Technology 5.75%
Conv. Sub. Note due 1/15/04	2,750,000	1,086,250
Richardson Electronics 8.25%
Conv. Sub. Deb. due 6/15/06	1,657,000	1,325,600
Standard Commercial 7.25%
Conv. Sub. Deb. due 3/31/07	500,000	241,250
Sunglass Hut International 5.25%
Conv. Sub. Note due 6/15/03	1,750,000	1,428,437
System Software Associates 7.00%
Conv. Sub. Note due 9/15/02	2,449,000	743,884

TOTAL CORPORATE BONDS
(Cost $14,716,380)		14,575,421

REPURCHASE AGREEMENT—2.7%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $6,659,387 (collateralized by U.S. Treasury Bonds, 7.25% — 8.50% due 5/15/16 — 2/15/20, valued at $6,798,600) (Cost $6,658,000)		6,658,000

TOTAL INVESTMENTS—99.2%
(Cost $258,691,722)		246,503,637
CASH AND OTHER ASSETS LESS LIABILITIES—0.8%		1,944,330

NET ASSETS—100.0%		$248,447,967

41 | The Royce Funds Annual Report 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS — 92.0%
	SHARES	VALUE
Consumer Products—7.8%
Collectibles—2.0%
Enesco Group	45,000	$ 497,813

Food/Beverage/Tobacco—1.5%
800 JR Cigar*	42,900	372,694

Publishing—2.5%
Gibson Greetings*	48,300	433,191
Topps Company (The)*	16,800	174,300

		607,491

Sports and Recreation—1.8%
Oakley*	80,000	445,000

		1,922,998

Consumer Services—7.6%
Restaurants/Lodgings—1.7%
Buffets*	40,400	404,000

Retail Stores—5.9%
Charming Shoppes*	119,600	792,350
Claire's Stores	15,000	335,625
Finish Line (The) Cl. A*	60,500	328,969

		1,456,944

		1,860,944

Financial Intermediaries—2.5%
Insurance—2.5%
HCC Insurance Holdings	20,000	263,750
Trenwick Group	20,000	338,750

		602,500

Financial Services—2.1%
Investment Management—2.1%
Phoenix Investment Partners	17,900	145,437
Pioneer Group (The)*	23,700	373,275

		518,712

Health—10.3%
Commercial Services—5.8%
Analysts International	27,500	343,750
PAREXEL International*	50,000	590,625
Schein (Henry)*	20,000	266,250
Young Innovations*	15,000	220,312

		1,420,937

Drugs and Biotech—4.5%
Aurora Biosciences*	20,000	530,000
Dura Pharmaceuticals*	20,000	278,750
Liposome Company (The)*	25,000	305,078

		1,113,828

		2,534,765

Industrial Products—1.8%
Textiles—1.8%
Unifi*	34,900	429,706

Industrial Services—20.8%
Commercial Services—7.2%
Applied Analytical Industries*	40,000	365,000
Carlisle Holdings*	20,000	240,000
Cornell Corrections*	35,000	293,125
Interim Services*	20,000	495,000
RemedyTemp Cl. A*	20,000	380,000

		1,773,125

Engineering and Construction—7.6%
McDermott International	25,000	226,563
Morrison Knudsen*	77,300	603,906
Sevenson Environmental Services	63,660	612,727
Stone & Webster	25,000	420,313

		1,863,509

Printing—1.9%
Bowne & Co.	20,000	270,000
Ennis Business Forms	25,000	193,750

		463,750

Transportation and Logistics—4.1%
AirNet Systems*	52,900	376,912
Arnold Industries	26,200	368,438
Knight Transportation*	15,000	256,875

		1,002,225

		5,102,609

Natural Resources—13.8%
Energy Services—3.5%
Global Industries*	45,000	388,125
Input/Output*	95,000	480,937

		869,062

Gold—1.6%
Homestake Mining	50,000	390,625

Oil and Gas—8.7%
Tom Brown*	33,000	441,375
Denbury Resources*	125,000	539,063
IRI International*	60,000	240,000
Renaissance Energy*	30,000	301,351
Titan Exploration*	112,300	610,631

		2,132,420

		3,392,107

Technology—20.7%
Distribution—2.6%
Richardson Electronics	85,700	642,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
42 | The Royce Funds Annual Report 1999

Technology (continued)
Semiconductors and Equipment—2.4%
ESS Technology*	15,000	332,812
Silicon Valley Group*	15,000	266,250

		599,062

Software/Services—10.5%
Aspen Technology*	5,000	132,188
CSP*	20,000	152,500
CIBER*	20,000	550,000
Comdisco	9,900	368,775
Informix*	20,000	228,750
JDA Software Group*	30,100	492,887
Syntel*	30,000	485,625
Tyler Technologies*	30,000	165,000

		2,575,725

Telecommunication—5.2%
Globecomm Systems*	15,000	378,750
REMEC*	15,400	392,700
West Teleservices*	20,400	498,525

		1,269,975

		5,087,512

Miscellaneous—4.6%		1,122,275

TOTAL COMMON STOCKS
(Cost $19,606,242)		22,574,128

REPURCHASE AGREEMENT— 6.3%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $1,553,324 (collateralized by U.S. Treasury Bonds, 8.50% — 14.00% due 11/15/11 — 2/15/20, valued at $1,589,944) (Cost $1,553,000)		1,553,000

TOTAL INVESTMENTS—98.3%
(Cost $21,159,242)		24,127,128

CASH AND OTHER ASSETS LESS LIABILITIES—1.7%		403,160

NET ASSETS—100.0%		$24,530,288

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ROYCE OPPORTUNITY FUND

COMMON STOCKS — 96.6%

	SHARES	VALUE
Consumer Products—4.7%
Apparel and Shoes—1.7%
Burlington Industries*	66,400	$ 265,600
Donna Karan International*	69,700	457,406
Warnaco Group (The)	25,000	307,813

		1,030,819

Collectibles—0.5%
Enesco Group	29,500	326,344

Publishing—1.2%
Houghton Mifflin	12,000	506,250
Topps Company (The)*	22,300	231,362

		737,612

Other Consumer Products—1.3%
Cross (A. T.) & Company Cl. A*	54,800	246,600
Jostens	5,000	121,562
Velcro Industries	34,200	412,538

		780,700

		2,875,475

Consumer Services—5.9%
Direct Marketing—0.5%
Spiegel Cl. A*	43,200	303,750

Leisure/Entertainment—1.1%
AMC Entertainment*	43,000	370,875
Metro-Goldwyn-Mayer*	12,000	282,750

		653,625

Restaurants/Lodgings—0.5%
Cooker Restaurant	58,200	167,325
Piccadilly Cafeterias	35,500	142,000

		309,325

Retail Stores—3.8%
Bombay Company (The)*	67,500	303,750
Burlington Coat Factory Warehouse	23,000	319,125
Elder-Beerman Stores*	41,500	212,688
Fred's	31,800	506,812
Good Guys (The)*	58,000	540,125
Noodle Kidoodle*	51,800	246,050
Phar-Mor*	68,000	187,000

		2,315,550

		3,582,250

43 | The Royce Funds Annual Report 1999

ROYCE OPPORTUNITY FUND (continued)
Financial Intermediaries—2.0%
Banking—0.9%
East West Bancorp	47,000	537,562

Insurance—1.1%
Berkley (W. R.)	16,000	334,000
PXRE Group	25,000	325,000

		659,000

		1,196,562

Health—2.4%
Drugs and Biotech—0.6%
QuadraMed*	40,500	353,109

Consumer Health Services—0.2%
Balanced Care*	87,300	114,581

Personal Care—0.9%
Herbalife International Cl. A	20,000	287,500
Weider Nutrition International	75,000	276,562

		564,062

Surgical Products and Devices—0.7%
Varian Medical Systems*	15,200	453,150

		1,484,902

Industrial Products—28.6%
Building Systems and Components—1.7%
Aztec Manufacturing	29,900	366,275
Pameco Corporation*	58,600	238,063
The Shaw Group*	15,500	392,344

		996,682

Construction Materials—1.7%
Foster (L.B.) Cl. A*	55,700	271,537
Huttig Building Products*	89,100	439,931
Lamson & Sessions*	32,800	159,900
Northwest Pipe*	12,000	168,000

		1,039,368

Industrial Components—4.5%
ACX Technologies*	30,000	320,625
Cable Design Technologies*	27,500	632,500
DT Industries	59,000	464,625
Flowserve	30,500	518,500
Gundle/SLT Environmental*	60,200	210,700
LeCroy*	15,800	193,550
Woodhead Industries	29,000	337,125

		2,677,625

Industrial OEM—0.7%
Smith (A.O.)*	18,800	411,250

Machinery—7.7%
Atchison Casting*	41,500	378,688
CMI Cl. A	63,000	444,938
Chart Industries	74,900	299,600
Commercial Intertech	38,200	487,050
ESCO Electronics*	36,000	418,500
GSI Lumonics*	50,100	438,375
Hurco Companies*	56,300	197,050
Lincoln Electric Holdings	20,000	412,500
MTS Systems	35,900	278,225
Osmonics*	43,000	395,062
Precision Castparts	21,200	556,500
UNOVA*	28,000	364,000

		4,670,488

Paper and Packaging—2.2%
Applied Extrusion Technologies*	65,300	399,963
Longview Fibre	29,600	421,800
Peak International*	49,100	503,275

		1,325,038

Pumps, Valves and Bearings—0.5%
NN Ball & Roller	42,000	304,500

Specialty Chemicals and Materials—5.9%
Albany International Cl. A*	29,826	462,303
Arch Chemicals	29,500	617,656
Calgon Carbon	25,000	148,437
Carpenter Technology	14,900	408,819
Deswell Industries	30,500	472,750
Lydall*	48,300	319,987
NL Industries	13,200	198,825
Rogers*	14,000	535,500
Sheldahl*	51,100	220,369
Sybron Chemicals*	17,600	206,800

		3,591,446

Textiles—0.2%
Cone Mills*	28,200	126,900

Other Industrial Products—3.5%
FLIR Systems*	30,000	487,500
Fansteel*	52,300	202,663
Griffon*	52,700	411,719
Integral Vision*	39,300	83,512
Kaman Corporation Cl. A	24,500	315,438
Maxwell Technologies*	16,600	166,000
Stewart & Stevenson Services	36,000	426,375

		2,093,207

		17,236,504

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
44 | The Royce Funds Annual Report 1999

Industrial Services—9.8%
Advertising/Publishing—0.9%
True North Communications	12,000	536,250

Commercial Services—2.3%
AAR Corporation	16,400	294,175
Alexander & Baldwin	12,500	285,156
Ogden Corporation	36,300	433,331
Volt Information Sciences*	16,000	382,000

		1,394,662

Engineering and Construction—1.0%
Modtech Holdings*	54,800	328,800
Weston (Roy F.) Cl. A*	55,200	113,850
Willbros Group*	36,600	169,275

		611,925

Food/Tobacco Processors—0.3%
Midwest Grain Products*	25,000	184,375

Industrial Distribution—0.9%
Del Global Technologies*	36,000	279,000
Lawson Products	10,000	231,250

		510,250

Printing—0.8%
Bowne & Co.	37,000	499,500

Transportation and Logistics—3.6%
Arkansas Best*	23,900	286,800
Circle International Group	14,500	322,625
Fritz Companies*	44,000	462,000
Genesee & Wyoming Cl. A*	30,000	386,250
Mesa Air Group*	60,000	285,000
OMI Corporation*	61,500	126,844
Sea Containers Cl. A	11,000	292,875

		2,162,394

		5,899,356

Natural Resources—4.9%
Energy Services—0.6%
Pride International*	25,000	365,625

Metals and Mining—1.7%
Brush Wellman	25,000	420,313
Century Aluminum	16,700	250,500
Cleveland-Cliffs	10,000	311,250

		982,063

Oil and Gas—2.1%
Tom Brown*	14,100	188,587
Forest Oil*	30,900	407,494
Patina Oil & Gas	48,900	421,763
Santa Fe Snyder*	32,325	258,600

		1,276,444

Other Natural Resources—0.5%
Cadiz*	33,000	313,500

		2,937,632

Technology—33.5%
Aerospace/Defense—2.5%
Cubic	25,600	560,000
DRS Technologies*	51,000	497,250
Hawker Pacific Aerospace*	61,200	443,700

		1,500,950

Components and Systems—8.7%
Auspex Systems*	40,400	414,100
Boca Research*	41,800	276,925
Chyron*	97,200	145,800
Ciprico*	18,700	216,219
Dot Hill Systems*	70,600	348,588
Exabyte*	48,000	360,000
HMT Technology*	25,000	100,000
Innovex	21,500	201,562
Keithley Instruments	35,000	713,125
Mentor Graphics*	15,000	197,813
Newport	5,000	228,750
PSC*	57,900	427,012
Penn Engineering & Manufacturing	20,000	462,500
Robotic Vision Systems*	70,100	648,425
SBS Technologies*	14,000	511,000

		5,251,819

Distribution—3.5%
Bell Industries	40,600	301,962
Bell Microproducts*	65,000	715,000
Kent Electronics*	3,100	70,525
Pioneer-Standard Electronics	25,000	360,938
Richardson Electronics	34,700	260,250
Ultrak*	55,900	433,225

		2,141,900

Semiconductors and Equipment—7.0%
California Micro Devices*	44,600	524,050
Cirrus Logic*	31,000	412,687
ESS Technology*	25,100	556,906
FSI International*	37,500	431,250
International Rectifier*	4,000	104,000
MEMC Electronic Materials*	30,000	367,500
Microsemi*	45,700	405,588
S3 Incorporated*	18,800	217,375
Sigma Designs*	28,800	316,800
Silicon Valley Group*	25,800	457,950
White Electronic Designs*	88,200	418,950

		4,213,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
45 | The Royce Funds Annual Report 1999

ROYCE OPPORTUNITY FUND (continued)
Technology (continued)
Software/Services—7.6%
Benchmark Electronics*	18,300	419,756
Carreker-Antinori*	44,000	398,750
Computer Horizons*	27,600	446,775
Epicor Software*	65,000	329,062
Evans & Sutherland Computer*	35,000	400,313
MSC.Software*	66,700	675,337
Merix*	40,000	440,000
Network Equipment Technologies*	36,500	431,156
Phoenix Technologies*	33,500	529,719
Planar Systems*	48,900	323,963
SCB Computer Technology*	70,900	221,562

		4,616,393

Telecommunication—4.2%
Allen Telecom*	44,100	509,906
Comtech Telecommunications*	15,000	221,250
General DataComm Industries*	48,300	319,988
Spectrian*	8,900	251,425
Symmetricom*	47,500	472,031
Watkins-Johnson	9,700	388,000
Westell Technologies Cl. A*	34,000	365,500

		2,528,100

		20,252,218

Miscellaneous—4.8%		$2,893,895

TOTAL COMMON STOCKS
(Cost $51,716,375)		58,358,794

CORPORATE BOND—0.1%
System Software Associates 7.00% Conv. Sub. Note due 9/15/02, principal amount $200,000 (Cost $91,500)		60,750

REPURCHASE AGREEMENT—2.2%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $1,326,276 (collateralized by U.S. Treasury Bonds, 7.25% — 14.00% due 11/15/11 — 5/15/16, valued at $1,362,569) (Cost $1,326,000)		1,326,000

TOTAL INVESTMENTS—98.9%
(Cost $53,133,875)		59,745,544
CASH AND OTHER ASSETS LESS LIABILITIES—1.1%		653,123

NET ASSETS—100.0%		$60,398,667

*  Non-income producing.

+  American Depository Receipt.

++  At December 31, 1999, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

**  A portion of these securities were on loan at December 31, 1999. Total market value of all securities on loan at December 31, 1999 was $8,578,789, for which the Fund had received $8,820,524 as collateral.

***  Coupon rate of 0% to 4/2003; thereafter 13%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

46 | The Royce Funds Annual Report 1999

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 1999

	Royce Premier Fund		Royce Micro-Cap Fund	Pennsylvania Mutual Fund	Royce Select Fund

ASSETS:
Investments at value*		$517,428,675	$105,920,833	$485,857,312		$9,692,278
Repurchase agreements (at cost and value)		32,715,000	4,690,000	15,227,000		—
Cash		—	38	—		551,572
Collateral from brokers on securities loaned		—	—	8,820,524		—
Receivable for investments sold		18,860,480	2,554,729	411,500		364,038
Receivable for capital shares sold		907,027	63,256	35,422		—
Receivable for dividends and interest		480,310	35,326	682,105		5,810
Prepaid expenses and other assets		20,405	5,110	20,970		—

Total Assets		570,411,897	113,269,292	511,054,833		10,613,698

LIABILITIES:
Payable for collateral on securities loaned		—	—	8,820,524		—
Payable for investments purchased		1,567,327	86,801	777,650		523,394
Payable for capital shares redeemed		324,490	25,927	407,642		—
Payable for investment advisory fees		466,885	104,629	343,203		232,607
Accrued expenses		219,612	82,537	390,142		—

Total Liabilities		2,578,314	299,894	10,739,161		756,001

Net Assets		$567,833,583	$112,969,398	$500,315,672		$9,857,697

ANALYSIS OF NET ASSETS:
Undistributed net investment income		$310,193	$—	$—		$—
Accumulated net realized gain on investments		10,192,736	5,460,467	36,902,756		146,722
Net unrealized appreciation (depreciation) on investments		119,696,234	17,047,163	153,970,822		1,545,920
Capital shares		59,397	11,888	68,715		70
Additional paid-in capital		437,575,023	90,449,880	309,373,379		8,164,985

Net Assets		$567,833,583	$112,969,398	$500,315,672		$9,857,697

Investment Class		$567,833,583	$111,806,167	$371,054,788		$9,857,697
Consultant Class			$1,163,231	$129,260,884

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class		59,397,055	11,764,615	50,966,500		69,893
Consultant Class			123,110	17,748,162

NET ASSET VALUES:
(Net Assets / Shares Outstanding)
Investment Class (1)		$9.56	$9.50	$7.28		$141.04
Consultant Class (2)	$		$9.45	$7.28	$

* Investments at identified cost		$397,732,441	$88,873,670	$331,886,490		$8,146,358

	Royce Trust & GiftShares Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund	Royce Opportunity Fund

ASSETS:
Investments at value*	$16,211,132	$239,845,637	$22,574,128	$58,419,544
Repurchase agreements (at cost and value)	2,223,000	6,658,000	1,553,000	1,326,000
Cash	121	146	186	751
Collateral from brokers on securities loaned	—	—	—	—
Receivable for investments sold	748,009	1,199,811	73,350	705,841
Receivable for capital shares sold	279,200	1,032,247	356,500	596,101
Receivable for dividends and interest	6,965	848,463	16,963	32,517
Prepaid expenses and other assets	4,113	9,317	722	10,654

Total Assets	19,472,540	249,593,621	24,574,849	61,091,408

LIABILITIES:
Payable for collateral on securities loaned	—	—	—	—
Payable for investments purchased	488,942	162,625	—	578,273
Payable for capital shares redeemed	—	639,070	322	26,592
Payable for investment advisory fees	11,707	201,176	19,001	46,859
Accrued expenses	28,918	142,783	25,238	41,017

Total Liabilities	529,567	1,145,654	44,561	692,741

Net Assets	$18,942,973	$248,447,967	$24,530,288	$60,398,667

ANALYSIS OF NET ASSETS:
Undistributed net investment income	$—	$341,112	$—	$—
Accumulated net realized gain on investments	1,571,993	7,975,913	1,750,904	4,040,769
Net unrealized appreciation (depreciation) on investments	2,934,876	(12,188,012)	2,967,886	6,611,669
Capital shares	1,881	34,764	3,007	8,399
Additional paid-in capital	14,434,223	252,284,190	19,808,491	49,737,830

Net Assets	$18,942,973	$248,447,967	$24,530,288	$60,398,667

Investment Class	$15,474,275	$248,447,967	$24,530,288	$60,398,667
Consultant Class	$3,468,698

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	1,531,383	34,764,337	3,006,952	8,399,082
Consultant Class	349,977

NET ASSET VALUES:
(Net Assets / Shares Outstanding)
Investment Class (1)	$10.10	$7.15	$8.16	$7.19
Consultant Class (2)	$9.91

* Investments at identified cost	$13,276,256	$252,033,722	$19,606,242	$51,807,875

(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).

(2) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

47 | The Royce Funds Annual Report 1999

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Premier Fund		Royce Micro-Cap Fund

	Year ended December 31,		Year ended December 31,
	1999	1998	1999	1998

INVESTMENT OPERATIONS:
Net investment income (loss)	$623,449	$3,026,370	$(918,186)	$(1,077,422)
Net realized gain on investments	35,201,455	16,476,014	13,613,347	11,052,305
Net change in unrealized appreciation on investments	23,616,241	15,256,788	(1,349,281)	(17,036,282)

Net increase (decrease) in net assets from investment operations	59,441,145	34,759,172	11,345,880	(7,061,399)

DISTRIBUTIONS:
Net investment income
Investment Class	(559,042)	(3,095,427)	—	(72,742)
Consultant Class			—	(293)
Net realized gain on investments
Investment Class	(32,917,955)	(5,571,075)	(2,442,694)	(9,504,473)
Consultant Class			(14,421)	(44,548)

Total distributions	(33,476,997)	(8,666,502)	(2,457,115)	(9,622,056)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	209,759,206	221,957,563	40,224,271	55,074,780
Consultant Class			876,925	925,930
Distributions reinvested
Investment Class	32,606,628	8,428,754	2,385,304	9,270,159
Consultant Class			13,976	39,659
Value of shares redeemed
Investment Class	(269,484,982)	(220,631,891)	(104,983,480)	(81,986,610)
Consultant Class			(607,065)	(106,404)

Net increase (decrease) in net assets from capital share transactions	(27,119,148)	9,754,426	(62,090,069)	(16,782,486)

NET INCREASE (DECREASE) IN NET ASSETS	(1,155,000)	35,847,096	(53,201,304)	(33,465,941)
NET ASSETS:
Beginning of period	568,988,583	533,141,487	166,170,702	199,636,643

End of period	$567,833,583	$568,988,583	$112,969,398	$166,170,702

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD	$310,193	$297,955	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	23,316,380	24,809,013	4,833,895	5,872,063
Consultant Class			106,795	96,259
Shares issued for reinvestment of distributions
Investment Class	3,643,201	963,284	266,252	1,138,769
Consultant Class			1,568	4,902
Shares redeemed
Investment Class	(29,796,842)	(24,840,814)	(12,677,352)	(8,912,344)
Consultant Class			(73,655)	(12,759)

Net increase (decrease) in shares outstanding
Investment Class	(2,837,261)	931,483	(7,577,205)	(1,901,512)
Consultant Class			34,708	88,402

	Pennsylvania Mutual Fund		Royce Select Fund

	Year ended December 31,		Year ended December 31,
	1999	1998	1999	1998(a)

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,730,855	$2,847,051	$(198,784)	$582
Net realized gain on investments	74,551,017	67,731,907	626,805	26,721
Net change in unrealized appreciation on investments	(49,966,971)	(43,310,982)	1,494,250	51,670

Net increase (decrease) in net assets from investment operations	26,314,901	27,267,976	1,922,271	78,973

DISTRIBUTIONS:
Net investment income
Investment Class	(2,134,230)	(2,894,969)	—	(601)
Consultant Class	—	—
Net realized gain on investments
Investment Class	(24,038,046)	(41,174,076)	(308,001)	—
Consultant Class	(7,297,352)	(12,374,251)

Total distributions	(33,469,628)	(56,443,296)	(308,001)	(601)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	110,144,607	131,448,215	6,959,269	1,011,000
Consultant Class	8,441,698	4,633,372
Distributions reinvested
Investment Class	24,614,377	41,415,445	215,515	601
Consultant Class	6,960,350	11,840,244
Value of shares redeemed
Investment Class	(224,864,326)	(192,077,698)	(21,330)	—
Consultant Class	(24,725,094)	(20,768,837)

Net increase (decrease) in net assets from capital share transactions	(99,428,388)	(23,509,259)	7,153,454	1,011,601

NET INCREASE (DECREASE) IN NET ASSETS	(106,583,115)	(52,684,579)	8,767,724	1,089,973
NET ASSETS:
Beginning of period	606,898,787	659,583,366	1,089,973	—

End of period	$500,315,672	$606,898,787	$9,857,697	$1,089,973

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD	$—	$50,325	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	15,393,095	16,866,770	58,314	10,106
Consultant Class	1,161,060	579,570
Shares issued for reinvestment of distributions
Investment Class	3,506,321	5,899,787	1,625	6
Consultant Class	991,503	1,686,598
Shares redeemed
Investment Class	(31,484,752)	(24,138,522)	(158)
Consultant Class	(3,475,881)	(2,651,359)

Net increase (decrease) in shares outstanding
Investment Class	(12,585,336)	(1,371,965)	59,781	10,112
Consultant Class	(1,323,318)	(385,191)

(a) Royce Select Fund commenced operations on November 18, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

48 | The Royce Funds Annual Report 1999

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Trust & GiftShares Fund		Royce Total Return Fund

	Year ended December 31,		Year ended December 31,
	1999	1998	1999	1998

INVESTMENT OPERATIONS:
Net investment income (loss)	$(95,958)	$(28,802)	$5,841,476	$4,629,697
Net realized gain on investments	3,337,654	585,011	9,427,902	15,482,353
Net change in unrealized appreciation (depreciation) on investments	1,906,238	730,213	(13,140,078)	(10,546,575)

Net increase in net assets from investment operations	5,147,934	1,286,422	2,129,300	9,565,475

DISTRIBUTIONS:
Net investment income
Investment Class	—	—	(5,500,364)	(4,676,552)
Consultant Class	—	—
Net realized gain on investments
Investment Class	(1,839,807)	(13,608)	(11,884,623)	(4,986,404)
Consultant Class	(381,924)	(2,159)

Total distributions	(2,221,731)	(15,767)	(17,384,987)	(9,662,956)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	2,803,572	3,728,172	174,904,937	224,193,061
Consultant Class	1,382,324	1,021,791
Distributions reinvested
Investment Class	1,839,613	13,603	16,150,461	8,855,052
Consultant Class	379,837	2,136
Value of shares redeemed
Investment Class	(43,597)	(57,930)	(172,341,101)	(108,407,737)
Consultant Class	(39,171)	(5,398)

Net increase in net assets from capital share transactions	6,322,578	4,702,374	18,714,297	124,640,376

NET INCREASE IN NET ASSETS	9,248,781	5,973,029	3,458,610	124,542,895
NET ASSETS:
Beginning of period	9,694,192	3,721,163	244,989,357	120,446,462

End of period	$18,942,973	$9,694,192	$248,447,967	$244,989,357

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD	$—	$—	$341,112	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	316,220	503,437	23,846,182	29,334,388
Consultant Class	156,335	141,588
Shares issued for reinvestment of distributions
Investment Class	198,448	1,753	2,304,373	1,199,870
Consultant Class	41,741	278
Shares redeemed
Investment Class	(4,453)	(7,319)	(23,809,533)	(14,135,279)
Consultant Class	(4,840)	(692)

Net increase (decrease) in shares outstanding
Investment Class	510,215	497,871	2,341,022	16,398,979
Consultant Class	193,236	141,174

	Royce Low-Priced Stock Fund		Royce Opportunity Fund

	Year ended December 31,		Year ended December 31,
	1999	1998	1999	1998

INVESTMENT OPERATIONS:
Net investment income (loss)	$(96,152)	$(22,279)	$(28,090)	$(44,314)
Net realized gain on investments	3,043,498	1,031,027	8,130,158	1,597,782
Net change in unrealized appreciation (depreciation) on investments	2,355,583	(925,593)	4,869,512	(373,765)

Net increase in net assets from investment operations	5,302,929	83,155	12,971,580	1,179,703

DISTRIBUTIONS:
Net investment income
Investment Class	—	—	—	—
Consultant Class
Net realized gain on investments
Investment Class	(2,139,524)	(95,688)	(5,264,466)	(933,562)
Consultant Class

Total distributions	(2,139,524)	(95,688)	(5,264,466)	(933,562)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	9,773,106	14,794,912	34,020,800	15,585,247
Consultant Class
Distributions reinvested
Investment Class	2,116,496	94,106	5,105,827	891,292
Consultant Class
Value of shares redeemed
Investment Class	(11,696,326)	(11,799,296)	(20,712,759)	(4,688,495)
Consultant Class

Net increase in net assets from capital share transactions	193,276	3,089,722	18,413,868	11,788,044

NET INCREASE IN NET ASSETS	3,356,681	3,077,189	26,120,982	12,034,185
NET ASSETS:
Beginning of period	21,173,607	18,096,418	34,277,685	22,243,500

End of period	$24,530,288	$21,173,607	$60,398,667	$34,277,685

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	1,284,856	2,009,166	5,125,146	2,584,105
Consultant Class
Shares issued for reinvestment of distributions
Investment Class	282,226	14,237	745,409	156,949
Consultant Class
Shares redeemed
Investment Class	(1,606,069)	(1,632,413)	(3,162,986)	(808,098)
Consultant Class

Net increase (decrease) in shares outstanding
Investment Class	(38,987)	390,990	2,707,569	1,932,956
Consultant Class

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

49 | The Royce Funds Annual Report 1999

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 1999

	Royce Premier Fund	Royce Micro-Cap Fund	Pennsylvania Mutual Fund	Royce Select Fund

INVESTMENT INCOME:
Income:
Dividends	$6,176,326	$822,173	$7,466,379	$33,823
Interest	1,167,030	143,867	873,108	—

Total Income	7,343,356	966,040	8,339,487	33,823

Expenses:
Investment advisory fees	5,464,280	1,885,554	4,287,443	271,352
Distribution fees—Investment Class	—	—	—	—
Distribution fees—Consultant Class	—	11,242	1,284,073	—
Shareholder servicing—Investment Class	380,060	119,766	301,628	—
Shareholder servicing—Consultant Class	—	7,852	57,982	—
Shareholder reports—Investment Class	257,710	93,582	253,622	—
Shareholder reports—Consultant Class	—	2,116	81,726	—
Administrative and office facilities	254,147	68,895	267,369	—
Custodian	111,708	74,842	127,321	—
Trustees' fees	86,476	20,950	87,872	—
Audit	37,325	20,725	46,900	—
Registration—Investment Class	31,453	21,962	18,804	—
Registration—Consultant Class	—	4,917	10,500	—
Legal	30,336	8,007	34,846	—
Other expenses	66,412	20,556	69,564	—

Total Expenses	6,719,907	2,360,966	6,929,650	271,352
Fees Waived by Investment Adviser and Distributor	—	(464,060)	(321,018)	(38,745)
Expenses Reimbursed by Investment Adviser—Consultant Class	—	(12,680)	—	—

Net Expenses	6,719,907	1,884,226	6,608,632	232,607

Net Investment Income (Loss)	623,449	(918,186)	1,730,855	(198,784)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	35,201,455	13,613,347	74,551,017	626,805
Net change in unrealized appreciation (depreciation) on investments	23,616,241	(1,349,281)	(49,966,971)	1,494,250

Net realized and unrealized gain (loss) on investments	58,817,696	12,264,066	24,584,046	2,121,055

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$59,441,145	$11,345,880	$26,314,901	$1,922,271

	Royce Trust & GiftShares Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund	Royce Opportunity Fund

INVESTMENT INCOME:
Income:
Dividends	$83,210	$6,695,418	$156,342	$527,033
Interest	29,004	2,299,926	42,031	61,559

Total Income	112,214	8,995,344	198,373	588,592

Expenses:
Investment advisory fees	126,080	2,523,095	296,501	421,670
Distribution fees—Investment Class	26,442	—	49,417	—
Distribution fees—Consultant Class	20,312	—	—	—
Shareholder servicing—Investment Class	10,847	270,284	20,855	23,290
Shareholder servicing—Consultant Class	7,897	—	—	—
Shareholder reports—Investment Class	23,073	178,547	11,773	17,370
Shareholder reports—Consultant Class	5,897	—	—	—
Administrative and office facilities	4,728	110,930	9,125	16,472
Custodian	18,167	80,974	26,349	88,586
Trustees' fees	1,828	40,110	3,045	6,137
Audit	19,175	22,825	14,450	16,175
Registration—Investment Class	14,268	35,240	15,083	15,245
Registration—Consultant Class	9,925	—	—	—
Legal	921	13,450	1,086	2,018
Other expenses	6,219	25,575	3,450	9,719

Total Expenses	295,779	3,301,030	451,134	616,682
Fees Waived by Investment Adviser and Distributor	(74,169)	(147,162)	(156,609)	—
Expenses Reimbursed by Investment Adviser—Consultant Class	(13,438)	—	—	—

Net Expenses	208,172	3,153,868	294,525	616,682

Net Investment Income (Loss)	(95,958)	5,841,476	(96,152)	(28,090)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,337,654	9,427,902	3,043,498	8,130,158
Net change in unrealized appreciation (depreciation) on investments	1,906,238	(13,140,078)	2,355,583	4,869,512

Net realized and unrealized gain (loss) on investments	5,243,892	(3,712,176)	5,399,081	12,999,670

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,147,934	$2,129,300	$5,302,929	$12,971,580

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

50 | The Royce Funds Annual Report 1999

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distribution from Net Realized Gain on Investments	Total Distributions

ROYCE PREMIER FUND
1999	$ 9.14	$0.01	$ 1.00	$ 1.01	$(0.01)	$(0.58)	$(0.59)
1998	8.70	0.05	0.53	0.58	(0.05)	(0.09)	(0.14)
1997	7.81	0.09	1.35	1.44	(0.09)	(0.46)	(0.55)
1996	7.12	0.10	1.18	1.28	(0.10)	(0.49)	(0.59)
1995	6.48	0.10	1.05	1.15	(0.09)	(0.42)	(0.51)
ROYCE MICRO-CAP FUND — INVESTMENT CLASS
1999	$ 8.55	$(0.08)	$ 1.24	$ 1.16	$ —	$(0.21)	$(0.21)
1998	9.40	(0.05)	(0.29)	(0.34)	(0.01)	(0.50)	(0.51)
1997	8.14	—	2.01	2.01	—	(0.75)	(0.75)
1996	7.53	(0.01)	1.17	1.16	—	(0.55)	(0.55)
1995	6.48	—	1.24	1.24	—	(0.19)	(0.19)
ROYCE MICRO-CAP FUND — CONSULTANT CLASS (a)
1999	$ 8.50	$(0.16)	$ 1.23	$ 1.07	$ —	$(0.12)	$(0.12)
1998	10.58	(0.07)	(1.50)	(1.57)	(0.01)	(0.50)	(0.51)
PENNSYLVANIA MUTUAL FUND — INVESTMENT CLASS
1999	$ 7.35	$0.04	$ 0.38	$ 0.42	$(0.04)	$(0.45)	$(0.49)
1998	7.82	0.05	0.24	0.29	(0.05)	(0.71)	(0.76)
1997	7.11	0.07	1.70	1.77	(0.06)	(1.00)	(1.06)
1996	7.71	0.11	0.84	0.95	(0.11)	(1.44)	(1.55)
1995	7.41	0.11	1.27	1.38	(0.11)	(0.97)	(1.08)
PENNSYLVANIA MUTUAL FUND — CONSULTANT CLASS (b)
1999	$ 7.34	$(0.02)	$ 0.39	$ 0.37	$ —	$(0.43)	$(0.43)
1998	7.81	(0.01)	0.24	0.23	—	(0.70)	(0.70)
1997	7.90	0.02	0.93	0.95	(0.04)	(1.00)	(1.04)
ROYCE SELECT FUND (c)
1999	$107.79	$(2.84)	$40.71	$37.87	$ —	$(4.62)	$(4.62)
1998	100.00	0.06	7.79	7.85	(0.06)	—	(0.06)

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE PREMIER FUND
1999	$ 9.56	11.5%	$567,834	1.23%	0.11%	48%
1998	9.14	6.7%	568,989	1.23%	0.55%	46%
1997	8.70	18.4%	533,141	1.24%	1.20%	18%
1996	7.81	18.1%	317,024	1.25%	1.25%	34%
1995	7.12	17.8%	302,239	1.25%	1.48%	39%
ROYCE MICRO-CAP FUND — INVESTMENT CLASS
1999	$ 9.50	13.7%	$111,806	1.49%	(0.72)%	24%
1998	8.55	(3.3)%	165,420	1.49%	(0.57)%	56%
1997	9.40	24.7%	199,637	1.49%	0.04%	38%
1996	8.14	15.5%	141,329	1.79%	(0.20)%	70%
1995	7.53	19.1%	97,729	1.94%	0.10%	25%
ROYCE MICRO-CAP FUND — CONSULTANT CLASS (a)
1999	$ 9.45	12.7%	$ 1,163	2.49%	(1.71)%	24%
1998	8.50	(14.6)%	751	2.49%*	(1.62)%*	56%
PENNSYLVANIA MUTUAL FUND — INVESTMENT CLASS
1999	$ 7.28	6.0%	$371,055	1.04%	0.49%	21%
1998	7.35	4.2%	466,857	1.01%	0.62%	29%
1997	7.82	25.0%	507,635	1.05%	0.88%	18%
1996	7.11	12.8%	456,868	0.99%	1.05%	29%
1995	7.71	18.7%	630,119	0.98%	1.18%	10%
PENNSYLVANIA MUTUAL FUND — CONSULTANT CLASS (b)
1999	$ 7.28	5.3%	$129,261	1.77%	(0.24)%	21%
1998	7.34	3.4%	140,042	1.74%	(0.11)%	29%
1997	7.81	12.0%	151,948	1.65%*	0.29%*	18%
ROYCE SELECT FUND (c)
1999	$141.04	35.4%	$ 9,858	4.61%	(3.94)%	136%
1998	107.79	7.9%	1,090	0.00%	0.50%*	27%

(a) The Class commenced operations on May 4, 1998.

(b) The Class commenced operations on June 18, 1997.

(c) The Fund commenced operations on November 18, 1998.

(d) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.28% in 1996 for Royce Premier Fund; 1.86%, 1.81%, 1.80%, 1.87% and 1.97% in 1999 to 1995, respectively, for Royce Micro-Cap Fund-Investment Class; 3.99% and 4.52% in 1999 and 1998, respectively, for Royce Micro-Cap Fund-Consultant Class; 1.03% and 0.99% in 1996 and 1995, respectively, for Pennsylvania Mutual Fund-Investment Class; 2.02%, 1.99% and 2.00% in 1999 to 1997, respectively, for Pennsylvania Mutual Fund-Consultant Class; and 5.38% and 1.03% in 1999 and 1998, respectively, for Royce Select Fund.

* Annualized.

51 | The Royce Funds Annual Report 1999

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

ROYCE TRUST & GIFTSHARES FUND — INVESTMENT CLASS (a)
1999	$8.24	$(0.04)	$3.35	$3.31	$ —	$(1.45)	$(1.45)
1998	6.91	(0.02)	1.37	1.35	—	(0.02)	(0.02)
1997	5.83	(0.01)	1.52	1.51	—	(0.43)	(0.43)
1996	5.01	—	1.27	1.27	—	(0.45)	(0.45)
1995	5.00	—	0.01	0.01	—	—	—
ROYCE TRUST & GIFTSHARES FUND — CONSULTANT CLASS (b)
1999	$8.14	$(0.09)	$3.25	$3.16	$ —	$(1.39)	$(1.39)
1998	6.88	(0.06)	1.34	1.28	—	(0.02)	(0.02)
1997	7.21	(0.01)	0.11	0.10	—	(0.43)	(0.43)
ROYCE TOTAL RETURN FUND
1999	$7.56	$0.17	$(0.07)	$0.10	$ (0.16)	$(0.35)	$(0.51)
1998	7.52	0.15	0.20	0.35	(0.15)	(0.16)	(0.31)
1997	6.29	0.11	1.38	1.49	(0.11)	(0.15)	(0.26)
1996	5.76	0.14	1.28	1.42	(0.16)	(0.73)	(0.89)
1995	5.12	0.13	1.24	1.37	(0.13)	(0.60)	(0.73)
ROYCE LOW-PRICED STOCK FUND
1999	$6.95	$(0.03)	$2.03	$2.00	$ —	$(0.79)	$(0.79)
1998	6.82	(0.01)	0.17	0.16	—	(0.03)	(0.03)
1997	6.30	(0.03)	1.26	1.23	—	(0.71)	(0.71)
1996	5.62	(0.03)	1.31	1.28	—	(0.60)	(0.60)
1995	5.07	(0.04)	1.18	1.14	—	(0.59)	(0.59)
ROYCE OPPORTUNITY FUND (c)
1999	$6.02	$ —	$1.91	$1.91	$ —	$(0.74)	$(0.74)
1998	5.92	(0.01)	0.29	0.28	—	(0.18)	(0.18)
1997	5.26	0.07	1.03	1.10	(0.08)	(0.36)	(0.44)
1996	5.00	—	0.26	0.26	—	—	—

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE TRUST & GIFTSHARES FUND — INVESTMENT CLASS (a)
1999	$10.10	41.8%	$15,474	1.49%	(0.60)%	152%
1998	8.24	19.5%	8,418	1.49%	(0.35)%	153%
1997	6.91	26.0%	3,614	1.49%	(0.32)%	64%
1996	5.83	25.6%	1,064	1.49%	(0.05)%	93%
1995	5.01	0.2%	502	0.70%*	0.00%*	0%
ROYCE TRUST & GIFTSHARES FUND — CONSULTANT CLASS (b)
1999	$ 9.91	40.3%	$ 3,469	2.49%	(1.60)%	152%
1998	8.14	18.5%	1,276	2.49%	(1.39)%	153%
1997	6.88	1.5%	107	2.49%*	(1.35)%*	64%
ROYCE TOTAL RETURN FUND
1999	$ 7.15	1.6%	$248,448	1.25%	2.32%	39%
1998	7.56	4.8%	244,989	1.25%	2.75%	66%
1997	7.52	23.7%	120,446	1.25%	3.15%	26%
1996	6.29	25.5%	6,234	1.25%	2.50%	111%
1995	5.76	26.9%	2,548	1.67%	2.42%	68%
ROYCE LOW-PRICED STOCK FUND
1999	$ 8.16	29.8%	$ 24,530	1.49%	(0.49)%	103%
1998	6.95	2.4%	21,174	1.49%	(0.11)%	111%
1997	6.82	19.5%	18,096	1.49%	(0.47)%	99%
1996	6.30	22.8%	15,905	1.88%	(0.67)%	137%
1995	5.62	22.5%	4,215	1.97%	(1.11)%	114%
ROYCE OPPORTUNITY FUND (c)
1999	$ 7.19	32.3%	$ 60,399	1.46%	(0.07)%	122%
1998	6.02	4.9%	34,278	1.25%	(0.16)%	120%
1997	5.92	20.8%	22,244	0.99%	1.23%	77%
1996	5.26	5.2%	17,857	0.97%*	0.83%*	1%

(a) The Fund commenced operations on December 27, 1995.

(b) The Class commenced operations on September 26, 1997.

(c) The Fund commenced operations on November 19, 1996.

(d) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 2.12%, 2.45%, 3.82%, 6.53% and 1.95% in 1999 to 1995, respectively, for Royce Trust & GiftShares Fund-Investment Class; 3.53%, 4.70% and 30.28% in 1999 to 1997, respectively, for Royce Trust & GiftShares Fund-Consultant Class; 1.31%, 1.35%, 1.67%, 2.23% and 2.38% in 1999 to 1995, respectively, for Royce Total Return Fund; 2.28%, 2.31%, 2.38%, 2.59% and 3.47% in 1999 to 1995, respectively, for Royce Low-Priced Stock Fund; and 1.54%, 1.56% and 1.97% in 1998 to 1996, respectively, for Royce Opportunity Fund.

* Annualized.

52 | The Royce Funds Annual Report 1999

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Royce Premier Fund, Royce Micro-Cap Fund, Pennsylvania Mutual Fund, Royce Select Fund, Royce Trust & GiftShares Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund (the "Fund" or "Funds"), are eight series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Effective April 30, 1999, Royce GiftShares Fund changed its name to Royce Trust & GiftShares Fund and PMF II changed its name to Royce Opportunity Fund.

Three funds in the series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Trust & GiftShares Fund, offer two classes of shares; an Investment Class and a Consultant Class. Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1999. The deferred fees remain invested in certain Royce funds until distribution in accordance with the agreement.

Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Distributions:

Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. The Funds have designated the following amounts as a capital gain dividend for the purpose of the dividend paid deduction for 1999 (000's):

Royce Premier Fund	$17,305
Royce Micro-Cap Fund	2,409
Pennsylvania Mutual Fund	25,409
Royce Select Fund	—
Royce Trust & GiftShares Fund	93
Royce Total Return Fund	5,603
Royce Low-Priced Stock Fund	948
Royce Opportunity Fund	1,138

Repurchase agreements:

The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Security lending:

Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily, typically in money market mutual funds, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

INVESTMENT ADVISER AND DISTRIBUTOR:

Investment Adviser:

Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and, except for Royce Select Fund in 1999, payable monthly. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds' net annual operating expense ratios at specified levels through December 31, 1999.

53 | The Royce Funds Annual Report 1999

	Annual contractual advisory fee as a percentage of average net assets	Committed net annual expense ratio		Year ended December 31, 1999

		Investment Class	Consultant Class	Net advisory fees accrued	Advisory fees waived

Royce Premier Fund	1.00%	N/A	N/A	$ 5,464,280	$ —
Royce Micro-Cap Fund	1.50%	1.49%	2.49%	1,421,494	464,060
Pennsylvania Mutual Fund	0.78%*	N/A	N/A	4,287,443	—
Royce Select Fund	see below
Royce Trust & GiftShares Fund	1.00%	1.49%	2.49%	78,353	47,727
Royce Total Return Fund	1.00%	1.25%	N/A	2,375,933	147,162
Royce Low-Priced Stock Fund	1.50%	1.49%	N/A	189,309	107,192
Royce Opportunity Fund	1.00%	1.49%	N/A	421,670	—

* Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund's pre-fee total return. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. This fee is calculated and accrued daily, based on the Fund's then current net assets. The fee for the period from commencement date (November 18, 1998) through December 31, 1999 was payable on December 31, 1999. Royce voluntarily committed to waive performance fees until the Fund achieved a 15% total return since inception of the Fund. This condition was met on April 27, 1999. For the year ended December 31, 1999, the Fund accrued $232,607 of performance fees (net of voluntary waivers of $38,745). Beginning January 1, 2000, the performance fee will be payable on a monthly basis and subject to high watermark accounting.

Distributor:

Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is a wholly owned subsidiary of Royce. For the year ended December 31, 1999, RFS received 12b-1 distribution fees of $963,055 (net of voluntary waivers of $321,018), $11,242 and $20,312 from the Consultant Classes of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds, respectively. RFS voluntarily waived the distribution fees of $26,442 and $49,417 from the Investment Class of Royce Trust & GiftShares Fund and Royce Low-Priced Stock Fund. The distribution agreement provides for maximum fees at the annual rate of 1.0% of each Fund's Consultant Class average net assets and 0.25% of the average net assets of the Investment Class of Royce Trust & GiftShares Fund and Royce Low-Priced Stock Fund.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales

Royce Premier Fund	$247,533,567	$307,757,461
Royce Micro-Cap Fund	29,387,549	99,078,582
Pennsylvania Mutual Fund	112,693,975	242,984,332
Royce Select Fund	12,957,950	6,174,480
Royce Trust & GiftShares Fund	19,410,753	17,533,790
Royce Total Return Fund	120,458,259	90,890,426
Royce Low-Priced Stock Fund	19,203,434	22,239,776
Royce Opportunity Fund	61,603,782	49,762,550

TAX BASIS OF INVESTMENTS:

At December 31, 1999, tax basis net unrealized appreciation (depreciation) was equal to the difference between aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value, as follows:

	Tax Basis Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized

			Appreciation	Depreciation

Royce Premier Fund	$431,318,550	$118,825,125	$148,030,711	$29,205,586
Royce Micro-Cap Fund	93,903,269	16,707,564	28,126,437	11,418,873
Pennsylvania Mutual Fund	348,475,688	152,608,624	187,334,323	34,725,699
Royce Select Fund	8,146,358	1,545,920	1,699,307	153,387
Royce Trust & GiftShares Fund	15,518,699	2,915,433	3,311,188	395,755
Royce Total Return Fund	259,075,623	(12,571,986)	23,226,441	35,798,427
Royce Low-Priced Stock Fund	21,267,351	2,859,777	4,412,045	1,552,268
Royce Opportunity Fund	53,518,062	6,227,482	10,872,372	4,644,890

TRANSACTIONS IN AFFILIATED COMPANIES:

An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 1999.

	Affiliated Company	Purchases		Sales		Realized Gain (Loss)	Dividend Income

		Shares	Cost	Shares	Cost

Royce Total Return Fund	Mueller (Paul)	—	—	—	—	—	$142,800

54 | The Royce Funds Annual Report 1999

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and the Shareholders
of Royce Premier Fund, Royce Micro-Cap Fund, Pennsylvania
Mutual Fund, Royce Select Fund, Royce Trust & GiftShares Fund,
Royce Total Return Fund, Royce Low-Priced Stock Fund, and
Royce Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Premier Fund, Royce Micro-Cap Fund, Pennsylvania Mutual Fund, Royce Select Fund, Royce Trust & GiftShares Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund (each a portfolio of The Royce Fund, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2000

55 | The Royce Funds Annual Report 1999

OFFICERS

  Charles M. Royce, President and Treasurer
  Jack E. Fockler, Jr., Vice President
  W. Whitney George, Vice President
  Daniel A. O'Byrne, Vice President and Assistant Secretary
  John E. Denneen, Secretary

TRUSTEES

  Donald R. Dwight
  Dwight Partners, Inc., President

  Richard M. Galkin
  Richard M. Galkin Associates, Inc., President

  Stephen L. Isaacs
  The Center for Health and Social Policy,
  President; Attorney

  William L. Koke
  Shoreline Financial Consultants
  Registered Investment Adviser

  David L. Meister
  SeniorLife.com,   President

  Charles M. Royce
  Royce & Associates, Inc., President

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company

56 | The Royce Funds Annual Report 1999

POSTSCRIPT

THIS JUST IN...

The advent of cable television, the proliferation of magazines and newsletters, and the increasing influence of the Internet have brought financial information closer to people than ever before. The effort to create a better educated investor is a great idea — one that we wholeheartedly support. We also think that, for the most part, the various media do a fine job of keeping the public informed about important financial events. At the cable networks, however, something seems to have gotten lost along the way. In their zeal to cover every price movement as an earth-shattering news event, they often get too caught up in short-term minutiae. Movement of an eighth of a point on a $100 stock is treated as something that can only be properly understood by market experts who seem to never agree on anything. Have they forgotten that information and opinion are not synonymous with knowledge? Exposure to this endless stream of instant analysis throughout the day does not automatically result in a smarter investor. What follows is a cheerfully exaggerated version of the kind of constant commentary that often appears on financial networks:

  9:30 a.m.

  TERESA: Good Morning, I'm Teresa Bourse for Financial Update News Network. The Street is buzzing today with rumors that a major announcement is due regarding humongotech.com, the Internet services and technology company. Will it be another stock split? A merger, perhaps? Here's FUNN market expert Phil Fulminate with the latest. Phil?

  PHIL: Terry, FUNN viewers may recall that I recommended this stock two years ago, at the time of its Initial Public Offering. This is a high-quality company with a major Internet presence whose stock has nowhere to go but up.

  9:51 a.m.

  TERESA: After-hours trading and endless gossip have resulted in a surprising opening for humongotech.com — the stock opened at $120 per share, down 6 points. Let's go now to Steve deBear for additional insight into what has to be a shocking opening for many investors.

  STEVE: Shocking for some, Teresa, but not to me. This stock is a dog that's been barking for some time. Call me old-fashioned, but no earnings means "Beware of the Dog."

  [GRAPHIC: Computer monitor displaying newscaster of "FUNN" network]

  10:29 a.m.

  TERESA: This just in, humongotech.com has just jumped a point, to $121.

  PHIL: In today's lightning-paced New Economy, you simply cannot keep a strong company like this down for long. The market is showing us that right now.

  11:45 a.m.

  TERESA: We're getting word now that the stock is up again, a full five points, to $126.

  PHIL: That's not surprising — the sky's the only limit for humongotech.com.

  1:17 p.m.

  TERESA: Humongotech.com is on its way to a dazzling day, currently at $154. Any comments, Steve?

  STEVE: A sure sign that the bubble is about to burst. No bull can run forever. I may have been wrong about this in 1996. Okay, and in 1997, too. In 1998, my bear market prediction was more premature than inaccurate, but this time it's really true.

  3:17 p.m.

  TERESA: Humongotech.com, a market favorite well into afternoon trading until around 2:30, is struggling to rally after some brisk selling dragged it down to its current price of $128.

  PHIL: I think that this is actually a good sign, a sign that timid investors are getting out and the stock's true believers are hanging around and hanging tough. This is a terrific stock, and I think it's poised for a big run-up in the next few days.

  4:02 p.m.

  TERESA: What a day for humongotech.com. A disappointing opening, followed by some furious buying, then a late flurry of even more furious selling on the heels of less-than-optimistic comments by analysts at Great Bull Brokerage. When the smoke cleared, the stock closed unchanged at $126 per share. Please stay tuned for our post-market analysis, folks.

—————
THE
ROYCE
FUNDS
—————

ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
HIGHLY RESPECTED SMALL-COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $3 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.

REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

We have cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends. Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund have been among the “least volatile“ small-cap equity funds available.

CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $39 million invested in The Royce Funds.

THE ROYCE FUNDS
1414 AVENUE OF THE AMERICAS, NEW YORK NY 10019

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
funds@roycenet.com

This report must be accompanied or preceded by a current prospectus for the Funds.
Please read the prospectus carefully before investing or sending money.